UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

JEFFREY K. RINGDAHL, PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: January 31, 2023

Date of reporting period: January 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon®
FUNDS

2023 ANNUAL REPORT

January 31, 2023

DEVELOPING WORLD INCOME FUND

NIS CORE PLUS BOND FUND

DWI_NIS 0123

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

DEVELOPING WORLD INCOME FUND

Investing in foreign developing countries, including emerging and frontier market securities, may involve heightened risk due to currency fluctuations and economic and political risks, such as lower incomes, less integrated financial markets, smaller economies, and less mature political systems compared to developed countries. Geopolitical and other events have led to market disruptions causing adverse changes in the value of investments broadly. Changes in value may be temporary or may last for extended periods. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of fixed-income securities entails interest rate and credit risks. Interest rate risk is the risk that debt securities will decrease in value with increases in market interest rates. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; the decline in an issuer’s credit rating can cause the price of its bonds to go down. Investments in high-yield securities (commonly referred to as “junk bonds”), including restricted securities, are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. The Fund’s incorporation of environmental, social and/or governance (ESG) considerations in its investment strategy may cause it to underperform funds that do not incorporate these considerations. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

NIS CORE PLUS BOND FUND

The use of fixed-income securities entails interest rate and credit risks. Investments in high-yield securities (commonly referred to as “junk bonds”), including loans, restricted securities and floating-rate securities, are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Interest rate risk is the risk that debt securities will decrease in value with increases in market interest rates. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; the decline in an issuer’s credit rating can cause the price of its bonds to go down. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Geopolitical and other events have led to market disruptions causing adverse changes in the value of investments broadly. Changes in value may be temporary or may last for extended periods. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	January 31, 2023

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Warren E. Buffett, the “Oracle of Omaha” and billionaire chairman and CEO of Berkshire Hathaway, once said, “Predicting rain doesn’t count. Building arks does.”

Mr. Buffett’s plain-spoken words make a great deal of common sense. Figuring out when the next dangerous storm may occur could prove to be an effort in futility if we haven’t also devised a plan for preserving our physical well-being when the thunder rolls and the lightning strikes. The time to build a shelter is before the storm clouds appear on the horizon. The same can also be said about our investment portfolios. Careful planning and fine-tuning can be especially important as we seek to preserve and grow our investment portfolios during periods of economic uncertainty – particularly as we consider the effects of higher inflation, slower economic growth and geopolitical concerns such as Russia’s war with Ukraine.

None of us has the ability to foresee the future – not even the Oracle of Omaha. To help your investment portfolio weather storms over the long term, we encourage you to work with financial professionals to develop your personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to better manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand short-term crises. Through careful planning, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

Global Fixed-Income Market Overview

January 31, 2023 (Unaudited)

During the 12-month period ended January 31, 2023, the global bond market produced negative returns, evidenced by the Bloomberg Global Aggregate Bond Index (“Index”) return of -11.69%, while the domestic bond market also declined with the Bloomberg US Aggregate Bond Index returning -8.36%.

Just as investors were preparing to move past COVID-19 and the omicron variant, rising inflationary data and Russia’s war with Ukraine reminded everyone that the markets might still face challenges during the period. Energy prices moved sharply higher and tight supply chains, coupled with strong consumer activity, helped push headline Consumer Price Index inflation to levels not seen since the 1980s. The global bond market reacted accordingly and, by the end of March 2022, the Index was already negative. Unfortunately, this was just the beginning of a long and negative period for many in the fixed-income markets as the Federal Reserve (“Fed”) had little choice but to increase its benchmark federal funds rate. Inflationary data would remain unrelenting in the early part of the period, and 25-basis-point (0.25%) increases gave way to routine 75-basis-point (0.75%) increases as both the market and the Fed realized they were behind the curve.

With respect to the curve, the oft-quoted two- to 10-year Treasury bond curve inverted in March, only to steepen in late spring before finally going negative in July 2022. Market watchers will note this barometer tends to be a fairly reliable recession indicator – especially when coupled with rising interest rates, slowing manufacturing and bond investors heading toward the exits. Investment-grade corporate credit spreads reached their widest levels in October. Things were even more volatile in the high-yield sector as spreads ratcheted higher. Treasury yields and volatility also peaked around that time.

Fixed-income performance finally turned the corner in the latter part of the period as market participants started to believe that the Fed and other central banks around the world might finally be doing enough to counter inflation.

Emerging-market bonds were not immune to the challenges in fixed income and were affected by numerous macroeconomic factors over the period. Against this backdrop, the JPMorgan® EMBI (“JPM EMBI”) Global Diversified Index posted a -12.69% return for the period. Local-currency, emerging-market results were also negative, but did protect more on the downside, as demonstrated by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, which returned -7.89%. The smaller, less-developed frontier economies went through a challenging period as well with the JPMorgan Next Generation Markets Index (NEXGEMSM) returning -13.54%.

American Beacon Developing World Income FundSM

Performance Overview

January 31, 2023 (Unaudited)

The Investor Class of the American Beacon Developing World Income Fund (the “Fund”) returned -7.81% for the 12-month period ended January 31, 2023. The Fund outperformed the JPMorgan® EMBI (“JPM EMBI”) Global Diversified Index (the “Index”) return of -12.69%.

Comparison of Change in Value of a $10,000 Investment for the period from 2/25/2014 through 1/31/2023

Total Returns for the Period ended January 31, 2023

	Ticker	1 Year	3 Years	5 Years	Since Inception 02/25/2014	Value of $10,000 02/25/2014- 1/31/2023
R5 Class (1,3)	AGEIX	-7.50%	-0.09%	1.73%	3.86%	$14,028
Y Class (1,3)	AGEYX	-7.55%	-0.15%	1.67%	3.78%	$13,934
Investor Class (1,3)	AGEPX	-7.81%	-0.42%	1.42%	3.52%	$13,615
A without Sales Charge (1,3)	AGUAX	-7.67%	-0.44%	1.37%	3.48%	$13,568
A with Sales Charge (1,3)	AGUAX	-12.09%	-2.04%	0.39%	2.91%	$12,922
C without Sales Charge (1,3)	AGECX	-8.41%	-1.15%	0.67%	2.80%	$12,802
C with Sales Charge (1,3)	AGECX	-9.41%	-1.15%	0.67%	2.80%	$12,802

JPMorgan® EMBI (“JPM EMBI”) Global Diversified Index (2)		-12.69%	-4.77%	-0.69%	2.58%	$12,553

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Performance prior to waiving fees was lower than actual returns shown for periods when fee waivers were in place for each Class. A portion of fees charged to the R5 Class of the Fund was waived from Fund inception through 2015, partially recovered in 2016, waived in 2017 and 2018, and recovered in 2019 and 2020. A portion of fees charged to the Investor Class of the Fund was waived from Fund inception through 2015, partially recovered in 2016, waived in 2017, and recovered in 2018. A portion of fees charged to the Y Class of the Fund was waived from Fund inception through 2015, partially recovered in 2016, waived in 2017, and partially recovered in 2019. A portion of fees charged to the A Class of the Fund was waived from Fund inception through 2015, partially recovered in 2016, waived in 2017, and recovered from 2018 through 2020. A portion of fees charged to the C Class of the Fund was waived from Fund inception through 2017 and was recovered in 2018 and 2019. A Class shares have a maximum

American Beacon Developing World Income FundSM

Performance Overview

January 31, 2023 (Unaudited)

sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

The JPMorgan® EMBI (“JPM EMBI”) Global Diversified Index is an emerging market debt benchmark that tracks dollar-denominated bonds issued by frontier and emerging market governments. One cannot directly invest in an index.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C Class shares were 1.06%, 1.13%, 1.38%, 1.36%, and 2.12%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s significant outperformance relative to the Index primarily reflects its lower sensitivity to rising interest rates due to its shorter duration, higher yields, wider spreads, and more off-the-run status of developing market (DM) bonds relative to emerging market (EM) bonds. The Fund also benefitted from holding local-currency (LC) debt, as hard-currency denominated debt suffered bouts of extreme volatility during the period due to risk-off investor sentiment. The Fund held just under 40% of its assets in securities denominated in local DM currencies during the period.

The period was difficult for risk assets and risk-free interest rates. Russia’s invasion of Ukraine added to geopolitical uncertainty and wreaked havoc on global energy and agricultural markets causing upward pressure to already-elevated inflation and downward pressure on global growth. China’s “Zero-Covid” policy was a source of growth concern as well. Stocks and fixed-income sold off in tandem for the majority of the period amid concerted global monetary tightening. Risk sentiment finally improved in November as inflation slowed and investors became more confident that inflation had peaked. The prospect of a “pivot” by global central banks to become more dovish increased, and emerging- and developing-market debt indices rebounded to register positive returns for the fourth quarter and into January 2023. China’s relaxation of COVID-19 restrictions, which increased the likelihood of a full economic reopening, supported risk sentiment further, as did governmental support for their distressed property sector.

In times of LC weakness, the higher yields from such holdings helps to offset much of the currency effects, and the securities may be less susceptible to broader investor sentiment. Higher developing-market bond yields continue to remain attractive relative to emerging- and developed-market yields.

The Fund’s sub-advisors consistently employed flexible top-down and bottom-up investment strategies to navigate opportunities within developing-market countries. They seek to understand macroeconomic variables affecting the relationships between developed, emerging and developing-market countries, and they incorporate country-specific analysis to identify the best risk-adjusted opportunities. This process has remained consistent since each subadvisors’ inception with the Fund.

Top Ten Holdings (% Net Assets)
Mozambique International Bonds, 5.000%, Due 9/15/2031		2.6
Uruguay Government International Bonds, 3.875%, Due 7/2/2040		2.6
Argentina Government International Bonds, 1.500%, Due 7/9/2035		1.6
Cameroon International Bonds, 5.950%, Due 7/7/2032		1.5
Ivory Coast Government International Bonds, 4.875%, Due 1/30/2032		1.5
Ecuador Government International Bonds, 5.500%, Due 07/31/2030		1.2
Kenya Infrastructure Bonds, 12.500%, Due 1/10/2033, Series 15YR		1.2
Republic of Zambia (Issuer ICBC Standard Bank PLC), 11.000%, Due 1/27/2026		1.2
Angolan Government International Bonds, 8.250%, Due 5/9/2028		1.1
Egypt Government International Bonds, 7.500%, Due 2/16/2061		1.1

Total Fund Holdings	234

American Beacon Developing World Income FundSM

Performance Overview

January 31, 2023 (Unaudited)

Top Ten Country Weightings (% Investments)
Zambia	6.0
Angola	5.4
Mozambique	5.1
Kenya	4.5
Egypt	4.4
Kazakhstan	4.3
Nigeria	4.0
Uganda	4.0
Dominican Republic	3.8
Ivory Coast	3.8

Sector Allocation (% Investments)
Foreign Sovereign Obligations	84.7
Credit-Linked Notes	10.1
Financial	2.5
Energy	1.0
Industrial	0.8
Basic Materials	0.5
Communications	0.4

American Beacon Developing World Income FundSM

Performance Overview

January 31, 2023 (Unaudited)

Country Allocation (% Investments)
Zambia	6.0
Angola	5.4
Mozambique	5.1
Kenya	4.5
Egypt	4.4
Kazakhstan	4.3
Nigeria	4.0
Uganda	4.0
Dominican Republic	3.8
Ivory Coast	3.8
Uruguay	3.5
Supranational	3.4
Ghana	3.1
Ecuador	3.0
Gabon	2.9
Iraq	2.5
Cameroon	2.4
Uzbekistan	2.3
Argentina	2.2
Paraguay	2.1
Tunisia	1.9
Kyrgyzstan	1.8
Armenia	1.6
El Salvador	1.6
Mongolia	1.6
Senegal	1.5
Georgia	1.4
Pakistan	1.3
Tajikistan	1.1
Malawi	1.0
United States	1.0
Benin	0.9
Ethiopia	0.9
Netherlands	0.9
Costa Rica	0.8
Papua New Guinea	0.8
Serbia	0.8
Sri Lanka	0.8
Maldives	0.7
Rwanda	0.7
Ireland	0.6
Ukraine	0.6
United Republic of Tanzania	0.5
Jordan	0.4
Algeria	0.3
Azerbaijan	0.3
Nicaragua	0.3
Suriname	0.3
Trinidad and Tobago	0.3
Republic of Mauritius	0.2
South Africa	0.2
Togo	0.2

American Beacon NIS Core Plus Bond FundSM

Performance Overview

January 31, 2023 (Unaudited)

The Y Class of the American Beacon NIS Core Plus Bond Fund (the “Fund”) returned -8.31% for the 12-month period ending January 31, 2023. The Fund outperformed the Bloomberg US Aggregate Bond Index (the “Index”) return of -8.36% for the period.

Comparison of Change in Value of a $100,000 Investment for the period from 9/10/2020 through 1/31/2023

Total Returns for the Period ended January 31, 2023

	Ticker	1 Year	Since Inception (09/10/2020)	Value of $100,000 09/10/2020- 1/31/2023
Y Class (1,3)	NISYX	-8.31%	-3.69%	$91,390
A without Sales Charge (1,3)	NISAX	-8.54%	-3.93%	$90,845
A with Sales Charge (1,3)	NISAX	-11.99%	-5.46%	$87,435
C without Sales Charge (1,3)	NISCX	-9.22%	-4.65%	$89,230
C with Sales Charge (1,3)	NISCX	-10.22%	-4.65%	$89,230
R6 Class (1,3)	NISRX	-8.22%	-3.60%	$91,608

Bloomberg US Aggregate Bond Index (2)		-8.36%	-4.82%	$88,847

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 3.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

The Bloomberg US Aggregate Bond Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset- backed fixed-rate debt securities of all maturities. One cannot directly invest in an index.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Y, A, C, and R6 Class shares were 6.02%, 6.29%, 7.05%, and 5.10%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

American Beacon NIS Core Plus Bond FundSM

Performance Overview

January 31, 2023 (Unaudited)

The Fund’s outperformance of the Index was partially attributable to the Fund’s slight duration underweight relative to the Index, which helped as rates increased during the period. Sector allocation and security selection within the Energy, Capital Goods and Transportation credit sectors was also beneficial to the Fund’s performance relative to the Index, as was the Fund’s below investment grade exposure. The Fund also benefitted from security selection within Agency fixed rate debt and an overweight to manufactured housing credits.

The Fund continues to utilize both bottom-up and top-down inputs to identify the best relative value available across the broad range of domestic fixed income instruments to benefit performance over the long term.

Top Ten Holdings (% Net Assets)
U.S. Treasury Notes, 0.750%, Due 8/31/2026		4.6
U.S. Treasury Notes, 2.375%, Due 3/31/2029		3.2
U.S. Treasury Notes, 1.500%, Due 1/31/2027		3.2
U.S. Treasury Notes, 2.875%, Due 5/15/2032		3.2
U.S. Treasury Bonds, 2.250%, Due 2/15/2052		3.0
U.S. Treasury Bonds, 1.750%, Due 8/15/2041		2.3
U.S. Treasury Notes, 4.125%, Due 11/15/2032		1.9
U.S. Treasury Notes, 0.500%, Due 2/28/2026		1.4
New Residential Mortgage Loan Trust, 5.556%, Due 1/25/2048, 2018 4A B1, (1 mo. USD LIBOR + 1.050%)		1.1
U.S. Treasury Bonds, 2.875%, Due 5/15/2052		1.1

Total Fund Holdings	287

Sector Allocation (% Investments)
U.S. Treasury Obligations		30.7
Financial		12.6
Asset-Backed Obligations		10.9
U.S. Agency Mortgage-Backed Obligations		9.1
Collateralized Mortgage Obligations		8.0
Municipal Obligations		7.3
Commercial Mortgage-Backed Obligations		4.9
Consumer, Cyclical		4.4
Energy		3.9
Communications		2.2
Consumer, Non-Cyclical		2.2
Utilities		1.5
Industrial		1.0
Technology		0.8
Basic Materials		0.5

Country Allocation (% Fixed Income)
United States		98.4
Canada		0.9
France		0.4
China/Hong Kong		0.2
United Kingdom		0.1

American Beacon FundsSM

Expense Examples

January 31, 2023 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from August 1, 2022 through January 31, 2023.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the American Beacon Developing World Income Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the American Beacon Developing World Income Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

January 31, 2023 (Unaudited)

American Beacon Developing World Income Fund

	Beginning Account Value 8/1/2022	Ending Account Value 1/31/2023	Expenses Paid During Period 8/1/2022-1/31/2023*
R5 Class
Actual	$1,000.00	$1,090.10	$5.74
Hypothetical**	$1,000.00	$1,019.71	$5.55
Y Class
Actual	$1,000.00	$1,089.90	$6.01
Hypothetical**	$1,000.00	$1,019.46	$5.80
Investor Class
Actual	$1,000.00	$1,088.60	$7.42
Hypothetical**	$1,000.00	$1,018.10	$7.17
A Class
Actual	$1,000.00	$1,088.40	$7.53
Hypothetical**	$1,000.00	$1,018.00	$7.27
C Class
Actual	$1,000.00	$1,084.90	$11.30
Hypothetical**	$1,000.00	$1,014.37	$10.92

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.09%, 1.14%, 1.41%, 1.43%, and 2.15% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon NIS Core Plus Bond Fund

	Beginning Account Value 8/1/2022	Ending Account Value 1/31/2023	Expenses Paid During Period 8/1/2022-1/31/2023*
Y Class
Actual	$1,000.00	$984.70	$2.65
Hypothetical**	$1,000.00	$1,022.53	$2.70
A Class
Actual	$1,000.00	$983.50	$3.90
Hypothetical**	$1,000.00	$1,021.27	$3.97
C Class
Actual	$1,000.00	$979.80	$7.63
Hypothetical**	$1,000.00	$1,017.49	$7.78
R6 Class
Actual	$1,000.00	$984.10	$2.15
Hypothetical**	$1,000.00	$1,023.04	$2.19

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.53%, 0.78%, 1.53%, and 0.43% for the Y, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon Developing World Income Fund and American Beacon NIS Core Plus Bond Fund.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon Developing World Income Fund and American Beacon NIS Core Plus Bond Fund (two of the series constituting American Beacon Funds, hereafter collectively referred to as the “Funds”) as of January 31, 2023, the related statements of operations for the year ended January 31, 2023, the statements of changes in net assets for each of the two years in the period ended January 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

March 28, 2023

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

American Beacon Developing World Income FundSM

Schedule of Investments

January 31, 2023

	Principal Amount*		Fair Value

Algeria - 0.25% (Cost $1,000,000)

Credit-Linked Notes - 0.25%
Republic of Algeria (Issuer Neder Financierings-MAAT), 10.000%, Due 11/15/2023		$1,000,000	$989,778

Angola - 4.81%

Credit-Linked Notes - 0.20%
Republic of Angola (Issuer Aurora Australis B.V.), 11.402%, Due 12/19/2023, (6 mo. USD LIBOR + 6.250%)A B		187,500	191,962
Republic of Angola (Issuer ICBC Standard Bank PLC), 16.500%, Due 3/18/2024	AOA	300,000,000	597,544

Total Credit-Linked Notes			789,506

Foreign Sovereign Obligations - 4.61%
Angolan Government International Bonds,
8.250%, Due 5/9/2028B		9,203,000	8,701,436
8.000%, Due 11/26/2029C		2,114,000	1,959,593
8.750%, Due 4/14/2032C		3,475,000	3,209,753
9.375%, Due 5/8/2048B		4,267,000	3,797,887
9.125%, Due 11/26/2049B		800,000	699,480

Total Foreign Sovereign Obligations			18,368,149

Total Angola (Cost $19,578,870)			19,157,655

Argentina - 1.93%

Foreign Sovereign Obligations - 1.93%
Argentina Government International Bonds,
1.000%, Due 7/9/2029		227,491	77,433
0.500%, Due 7/9/2030D E		3,027,515	1,080,105
1.500%, Due 7/9/2035D E		21,212,784	6,519,633

Total Foreign Sovereign Obligations			7,677,171

Total Argentina (Cost $10,797,511)			7,677,171

Armenia - 1.42%

Foreign Sovereign Obligations - 1.42%
Armenia International Bonds, 3.600%, Due 2/2/2031B		1,232,000	964,964
Armenia Treasury Bonds,
6.500%, Due 4/29/2024, Series 3YR	AMD	1,575,000,000	3,832,278
7.000%, Due 4/29/2026, Series 5YR	AMD	385,000,000	853,363

Total Foreign Sovereign Obligations			5,650,605

Total Armenia (Cost $4,806,722)			5,650,605

Azerbaijan - 0.28% (Cost $1,119,293)

Credit-Linked Notes - 0.28%
Republic of Azerbaijan (Issuer Frontera Capital B.V.), 10.000%, Due 8/1/2023C	AZN	1,900,000	1,116,006

Benin - 0.83%

Foreign Sovereign Obligations - 0.83%
Benin Government International Bonds,
4.875%, Due 1/19/2032C	EUR	2,638,000	2,251,304
6.875%, Due 1/19/2052C	EUR	1,360,000	1,070,895

Total Foreign Sovereign Obligations			3,322,199

Total Benin (Cost $4,719,582)			3,322,199

Cameroon - 2.17%

Foreign Sovereign Obligations - 2.17%
Cameroon International Bonds,
5.950%, Due 7/7/2032B	EUR	3,250,000	2,691,225
5.950%, Due 7/7/2032C	EUR	7,172,000	5,938,914

Total Foreign Sovereign Obligations			8,630,139

Total Cameroon (Cost $11,992,911)			8,630,139

See accompanying notes

American Beacon Developing World Income FundSM

Schedule of Investments

January 31, 2023

	Principal Amount*		Fair Value

Costa Rica - 0.71% (Cost $2,440,157)

Foreign Sovereign Obligations - 0.71%
Costa Rica Government International Bonds, 9.200%, Due 2/21/2029B		$2,500,000	$2,818,750

Dominican Republic - 3.32%

Foreign Sovereign Obligations - 3.32%
Dominican Republic Central Bank Notes, 13.000%, Due 12/5/2025B	DOP	105,000,000	1,726,434
Dominican Republic International Bonds,
12.000%, Due 8/8/2025B	DOP	182,500,000	2,924,422
9.750%, Due 6/5/2026B	DOP	8,850,000	147,760
8.000%, Due 2/12/2027B	DOP	220,000,000	3,228,476
12.750%, Due 9/23/2029C	DOP	224,300,000	3,978,113
13.625%, Due 2/3/2033	DOP	69,750,000	1,229,075

Total Foreign Sovereign Obligations			13,234,280

Total Dominican Republic (Cost $14,359,074)			13,234,280

Ecuador - 2.62%

Foreign Sovereign Obligations - 2.62%
Ecuador Government International Bonds,
5.500%, Due 7/31/2030C D E		1,556,850	1,033,317
5.500%, Due 7/31/2030B D E		7,167,548	4,757,264
2.500%, Due 7/31/2035C D E		3,789,045	1,837,052
2.500%, Due 7/31/2035B D E		3,974,000	1,926,724
1.500%, Due 7/31/2040B D E		438,000	183,727
1.500%, Due 7/31/2040C D E		1,625,550	681,865

Total Foreign Sovereign Obligations			10,419,949

Total Ecuador (Cost $14,009,525)			10,419,949

Egypt - 3.93%

Foreign Sovereign Obligations - 3.93%
Egypt Government Bonds,
14.483%, Due 4/6/2026, Series 5YR	EGP	6,500,000	178,218
15.700%, Due 11/7/2027, Series 10YR	EGP	10,000,000	278,650
Egypt Government International Bonds,
7.500%, Due 1/31/2027B		736,000	662,400
5.625%, Due 4/16/2030B	EUR	2,894,000	2,209,000
6.375%, Due 4/11/2031B	EUR	5,743,000	4,376,347
7.903%, Due 2/21/2048B		1,666,000	1,105,824
8.875%, Due 5/29/2050B		3,306,000	2,357,165
7.500%, Due 2/16/2061B		6,900,000	4,468,992

Total Foreign Sovereign Obligations			15,636,596

Total Egypt (Cost $15,601,708)			15,636,596

El Salvador - 1.45%

Foreign Sovereign Obligations - 1.45%
El Salvador Government International Bonds,
5.875%, Due 1/30/2025B		325,000	234,503
6.375%, Due 1/18/2027B		3,124,000	1,710,854
8.625%, Due 2/28/2029B		941,000	498,288
8.250%, Due 4/10/2032B		1,287,000	656,370
7.625%, Due 2/1/2041B		449,000	210,989
7.125%, Due 1/20/2050B		2,395,000	1,108,336
9.500%, Due 7/15/2052B		2,600,000	1,355,862

Total Foreign Sovereign Obligations			5,775,202

Total El Salvador (Cost $7,322,057)			5,775,202

Ethiopia - 0.80% (Cost $3,780,061)

Foreign Sovereign Obligations - 0.80%
Ethiopia International Bonds, 6.625%, Due 12/11/2024B		4,743,000	3,202,758

See accompanying notes

American Beacon Developing World Income FundSM

Schedule of Investments

January 31, 2023

	Principal Amount*		Fair Value

Gabon - 2.55%

Foreign Sovereign Obligations - 2.55%
Gabon Government International Bonds,
6.950%, Due 6/16/2025B		$3,090,000	$2,994,581
6.625%, Due 2/6/2031B		7,007,000	5,880,275
7.000%, Due 11/24/2031B		1,505,000	1,266,403

Total Foreign Sovereign Obligations			10,141,259

Total Gabon (Cost $11,166,482)			10,141,259

Georgia - 1.27%

Foreign Sovereign Obligations - 1.27%
Georgia Treasury Bonds,
8.000%, Due 2/4/2023, Series 12Y	GEL	5,560,000	2,097,356
9.375%, Due 10/6/2024, Series 2 YR	GEL	1,400,000	530,870
8.125%, Due 1/28/2026, Series 5Y	GEL	6,540,000	2,429,370

Total Foreign Sovereign Obligations			5,057,596

Total Georgia (Cost $4,337,823)			5,057,596

Ghana - 2.74%

Credit-Linked Notes - 0.02%
Ghana Promissory Notes (Issuer Saderea DAC), 12.500%, Due 11/30/2026B		139,548	61,052

Foreign Corporate Obligations - 0.39%
Kosmos Energy Ltd., 7.500%, Due 3/1/2028C		1,842,000	1,573,298

Foreign Sovereign Obligations - 2.33%
Ghana Government Bonds,
16.500%, Due 2/6/2023, Series 5Y	GHS	13,300,000	1,105,933
19.250%, Due 12/18/2023	GHS	3,580,000	247,540
17.700%, Due 3/18/2024	GHS	4,200,000	272,066
19.750%, Due 4/15/2024, Series 5YR	GHS	1,000,000	65,159
21.000%, Due 1/27/2025	GHS	1,680,000	97,749
19.250%, Due 6/23/2025	GHS	23,500,000	1,238,671
19.000%, Due 11/2/2026, Series 10Y	GHS	18,612,000	806,389
19.250%, Due 1/18/2027	GHS	19,750,000	845,190
Ghana Government International Bonds,
7.750%, Due 4/7/2029C		1,641,000	607,170
10.750%, Due 10/14/2030B		904,000	629,307
8.125%, Due 3/26/2032B		5,956,000	2,188,830
7.875%, Due 2/11/2035B		654,000	239,953
8.950%, Due 3/26/2051B		220,000	79,640
8.750%, Due 3/11/2061B		1,679,000	605,011
Ghana Treasury Notes, 17.250%, Due 7/31/2023, Series 2Y	GHS	3,300,000	245,185

Total Foreign Sovereign Obligations			9,273,793

Total Ghana (Cost $22,972,214)			10,908,143

Honduras - 0.03% (Cost $109,246)

Foreign Sovereign Obligations - 0.03%
Honduras Government International Bonds, 5.625%, Due 6/24/2030B		159,000	129,098

Iraq - 2.19%

Foreign Sovereign Obligations - 2.19%
Iraq International Bonds,
6.752%, Due 3/9/2023B		3,385,000	3,360,750
5.800%, Due 1/15/2028B		5,784,375	5,352,976

Total Foreign Sovereign Obligations			8,713,726

Total Iraq (Cost $8,627,949)			8,713,726

See accompanying notes

American Beacon Developing World Income FundSM

Schedule of Investments

January 31, 2023

	Principal Amount*		Fair Value

Ireland - 0.52% (Cost $2,096,626)

Foreign Sovereign Obligations - 0.52%
Angola Via Avenir Issuer II Ireland DAC, 6.927%, Due 02/19/2027B		$2,217,857	$2,079,241

Ivory Coast - 3.38%

Foreign Sovereign Obligations - 3.38%
Ivory Coast Government International Bonds,
5.250%, Due 3/22/2030B	EUR	1,721,000	1,578,738
5.875%, Due 10/17/2031B	EUR	1,530,000	1,397,206
4.875%, Due 1/30/2032B	EUR	6,825,000	5,807,478
6.875%, Due 10/17/2040B	EUR	2,028,000	1,682,896
6.625%, Due 3/22/2048B	EUR	3,800,000	2,978,120

Total Foreign Sovereign Obligations			13,444,438

Total Ivory Coast (Cost $15,434,133)			13,444,438

Jordan - 0.36% (Cost $1,369,795)

Foreign Sovereign Obligations - 0.36%
Jordan Government International Bonds, 5.850%, Due 7/7/2030B		1,552,000	1,428,563

Kazakhstan - 3.79%

Foreign Corporate Obligations - 0.20%
Development Bank of Kazakhstan JSC, 8.950%, Due 5/4/2023B	KZT	387,500,000	815,460

Foreign Sovereign Obligations - 3.59%
Kazakhstan Government Bonds,
5.300%, Due 4/26/2023, Series 12YR	KZT	88,600,000	187,956
5.000%, Due 5/15/2023, Series 11Y	KZT	1,568,819,000	3,308,231
9.500%, Due 1/30/2024, Series 7Y	KZT	284,000,000	583,154
8.050%, Due 5/20/2024, Series 15Y	KZT	1,040,000,000	2,063,436
16.700%, Due 1/13/2025	KZT	149,000,000	328,582
10.750%, Due 2/11/2025, Series 3 YR	KZT	240,000,000	477,738
10.500%, Due 8/4/2026, Series 5Y	KZT	500,000,000	945,384
13.900%, Due 9/16/2026, Series 4YR	KZT	280,000,000	565,572
9.000%, Due 3/6/2027, Series 10Y	KZT	1,000,000,000	1,777,666
10.120%, Due 2/17/2034, Series 13Y	KZT	400,000,000	776,683
Kazakhstan Treasury Bills,
14.434%, Due 8/12/2023, Series 365D	KZT	1,450,000,000	2,878,579
16.627%, Due 1/20/2024	KZT	201,000,000	373,149

Total Foreign Sovereign Obligations			14,266,130

Total Kazakhstan (Cost $16,932,485)			15,081,590

Kenya - 3.93%

Foreign Sovereign Obligations - 3.93%
Kenya Government International Bonds,
7.250%, Due 2/28/2028B		775,000	683,255
8.000%, Due 5/22/2032B		1,484,000	1,289,329
6.300%, Due 1/23/2034B		2,631,000	2,023,239
8.250%, Due 2/28/2048B		4,588,000	3,593,872
Kenya Infrastructure Bonds,
12.000%, Due 9/18/2023, Series 12YR	KES	23,900,000	191,264
11.000%, Due 12/2/2024, Series 9YR	KES	25,000,000	195,534
12.500%, Due 5/12/2025, Series 9YR	KES	22,700,000	181,916
10.200%, Due 5/25/2026, Series 6Y	KES	31,000,000	232,704
11.000%, Due 10/12/2026, Series 12YR	KES	43,467,948	332,267
13.215%, Due 11/27/2028, Series 6 YR	KES	124,600,000	975,007
10.850%, Due 4/2/2029, Series 9Y	KES	24,550,000	186,011
12.500%, Due 1/10/2033, Series 15YR	KES	631,000,000	4,959,449
11.750%, Due 10/8/2035, Series 16YR	KES	112,000,000	819,806

Total Foreign Sovereign Obligations			15,663,653

Total Kenya (Cost $17,994,552)			15,663,653

See accompanying notes

American Beacon Developing World Income FundSM

Schedule of Investments

January 31, 2023

	Principal Amount*		Fair Value

Kyrgyzstan - 1.55%

Credit-Linked Notes - 1.55%
Republic of Kyrgyzstan (Issuer Frontera Capital B.V.),
10.500%, Due 9/24/2024C	KGS	150,000,000	$1,713,987
8.000%, Due 5/26/2025	KGS	70,000,000	700,406
6.000%, Due 9/19/2025C	KGS	120,500,000	1,118,279
12.000%, Due 2/7/2028C	KGS	95,000,000	963,233
Republic of Kyrgyzstan (Issuer Zambezi B.V.), 10.000%, Due 4/13/2028C	KGS	180,000,000	1,659,176

Total Credit-Linked Notes			6,155,081

Total Kyrgyzstan (Cost $7,942,845)			6,155,081

Malawi - 0.86%

Credit-Linked Notes - 0.86%
Republic of Malawi (Issuer Frontera Capital B.V.),
12.500%, Due 5/21/2025C		$1,050,000	662,862
18.500%, Due 8/15/2026C		2,700,000	1,884,207
13.500%, Due 6/18/2027C		700,000	442,998
13.500%, Due 9/3/2027		650,000	422,755

Total Credit-Linked Notes			3,412,822

Total Malawi (Cost $5,024,046)			3,412,822

Maldives - 0.61% (Cost $2,740,144)

Foreign Sovereign Obligations - 0.61%
Maldives Sukuk Issuance Ltd., 9.875%, Due 4/8/2026C		2,827,000	2,426,131

Mongolia - 1.43%

Credit-Linked Notes - 1.05%
Republic of Mongolia (Issuer Frontera Capital B.V.),
7.500%, Due 10/25/2024C	MNT	11,287,921,348	2,916,291
14.000%, Due 4/22/2025C E	MNT	4,500,000,000	1,267,635

Total Credit-Linked Notes			4,183,926

Foreign Sovereign Obligations - 0.38%
Mongolia Government International Bonds,
8.650%, Due 1/19/2028C		223,000	232,477
4.450%, Due 7/7/2031B		1,581,000	1,296,505

Total Foreign Sovereign Obligations			1,528,982

Total Mongolia (Cost $7,039,150)			5,712,908

Mozambique - 4.50%

Credit-Linked Notes - 1.40%
Republic of Mozambique (Issuer ICBC Standard Bank PLC),
Due 2/28/2023C E F	MZN	90,000,000	1,370,078
Due 3/26/2025E F	MZN	90,500,000	1,395,222
17.000%, Due 5/11/2025	MZN	100,000,000	1,547,178
14.500%, Due 11/13/2025	MZN	40,000,000	591,147
14.500%, Due 2/11/2027E	MZN	46,752,000	654,108

Total Credit-Linked Notes			5,557,733

Foreign Sovereign Obligations - 3.10%
Mozambique International Bonds,
5.000%, Due 9/15/2031B D E		13,179,000	10,497,337
5.000%, Due 9/15/2031C D E		2,353,000	1,874,212

Total Foreign Sovereign Obligations			12,371,549

Total Mozambique (Cost $19,071,731)			17,929,282

See accompanying notes

American Beacon Developing World Income FundSM

Schedule of Investments

January 31, 2023

	Principal Amount*		Fair Value

Netherlands - 0.78%

Foreign Corporate Obligations - 0.78%
BOI Finance B.V., 7.500%, Due 2/16/2027C	EUR	1,571,000	$1,426,108
First Bank of Nigeria Ltd. Via FBN Finance Co. B.V., 8.625%, Due 10/27/2025C		$829,000	778,531
IHS Netherlands Holdco B.V., 8.000%, Due 9/18/2027C		1,015,000	914,819

Total Foreign Corporate Obligations			3,119,458

Total Netherlands (Cost $3,642,314)			3,119,458

Nicaragua - 0.27% (Cost $1,159,310)

Credit-Linked Notes - 0.27%
Republic of Nicaragua (Issuer Zambezi B.V.), 7.000%, Due 4/8/2024C E		1,159,400	1,072,689

Nigeria - 3.51%

Foreign Corporate Obligations - 0.63%
Access Bank PLC, 6.125%, Due 9/21/2026C		1,007,000	873,673
SEPLAT Energy PLC, 7.750%, Due 4/1/2026C		869,000	756,030
United Bank for Africa PLC, 6.750%, Due 11/19/2026C		997,000	892,315

Total Foreign Corporate Obligations			2,522,018

Foreign Sovereign Obligations - 2.88%
Nigeria Government Bonds,
12.500%, Due 1/22/2026, Series 10YR	NGN	856,000,000	1,869,623
16.288%, Due 3/17/2027, Series 10YR	NGN	290,000,000	692,023
Nigeria Government International Bonds,
7.625%, Due 11/21/2025B		1,590,000	1,459,859
8.375%, Due 3/24/2029B		827,000	687,558
8.747%, Due 1/21/2031B		1,373,000	1,116,238
7.875%, Due 2/16/2032B		3,942,000	2,966,355
7.375%, Due 9/28/2033B		2,365,000	1,685,062
Nigeria OMO Bills,
14.101%, Due 2/21/2023	NGN	133,000,000	288,152
14.088%, Due 3/14/2023, Series 361D	NGN	133,000,000	286,737
12.087%, Due 6/6/2023	NGN	60,000,000	127,440
Nigeria Treasury Bills, 15.298%, Due 9/7/2023	NGN	133,000,000	283,683

Total Foreign Sovereign Obligations			11,462,730

Total Nigeria (Cost $16,343,765)			13,984,748

Pakistan - 1.11%

Foreign Sovereign Obligations - 1.11%
Pakistan Government International Bonds,
6.875%, Due 12/5/2027B		2,491,000	1,046,220
7.375%, Due 4/8/2031B		6,565,000	2,729,727
7.375%, Due 4/8/2031C		1,180,000	490,644
8.875%, Due 4/8/2051B		375,000	152,588

Total Foreign Sovereign Obligations			4,419,179

Total Pakistan (Cost $9,701,978)			4,419,179

Papua New Guinea - 0.74% (Cost $3,245,521)

Foreign Sovereign Obligations - 0.74%
Papua New Guinea Government International Bonds, 8.375%, Due 10/4/2028B		3,251,000	2,965,387

Paraguay - 1.82%

Credit-Linked Notes - 1.82%
Municipalidad de Asuncion (Issuer Frontera Capital Group B.V.), 12.000%, Due 11/22/2032	PYG	16,600,000,000	2,302,432
Republic of Paraguay (Issuer Frontera Capital B.V.),
9.000%, Due 2/13/2026C	PYG	13,700,000,000	1,788,435
9.850%, Due 2/14/2031C	PYG	13,700,000,000	1,685,310

See accompanying notes

American Beacon Developing World Income FundSM

Schedule of Investments

January 31, 2023

	Principal Amount*		Fair Value

Paraguay - 1.82% (continued)

Credit-Linked Notes - 1.82% (continued)
Republic of Paraguay (Issuer Zambezi B.V.), 11.000%, Due 3/23/2027C		$2,000,000	$1,481,789

Total Credit-Linked Notes			7,257,966

Total Paraguay (Cost $8,378,137)			7,257,966

Republic of Mauritius - 0.19% (Cost $838,000)

Foreign Corporate Obligations - 0.19%
Axian Telecom, 7.375%, Due 2/16/2027C		838,000	772,008

Rwanda - 0.62%

Foreign Sovereign Obligations - 0.62%
Rwanda International Government Bonds,
5.500%, Due 8/9/2031B		1,400,000	1,065,495
5.500%, Due 8/9/2031C		1,821,000	1,385,905

Total Foreign Sovereign Obligations			2,451,400

Total Rwanda (Cost $3,063,014)			2,451,400

Senegal - 1.31%

Foreign Sovereign Obligations - 1.31%
Senegal Government International Bonds,
5.375%, Due 6/8/2037B	EUR	843,000	640,843
6.750%, Due 3/13/2048B		6,128,000	4,574,920

Total Foreign Sovereign Obligations			5,215,763

Total Senegal (Cost $6,349,727)			5,215,763

Serbia - 0.69%

Foreign Sovereign Obligations - 0.69%
Serbia International Bonds,
1.500%, Due 6/26/2029B	EUR	1,800,000	1,477,907
2.050%, Due 9/23/2036B	EUR	1,900,000	1,256,454

Total Foreign Sovereign Obligations			2,734,361

Total Serbia (Cost $2,528,766)			2,734,361

South Africa - 0.19% (Cost $1,000,000)

Foreign Corporate Obligations - 0.19%
Liquid Telecommunications Financing PLC, 5.500%, Due 9/4/2026C		1,000,000	762,780

Sri Lanka - 0.72%

Foreign Sovereign Obligations - 0.72%
Sri Lanka Government International Bonds,
6.200%, Due 5/11/2027B G		3,510,000	1,189,617
6.750%, Due 4/18/2028B G		1,342,000	454,469
7.850%, Due 3/14/2029B G		871,000	295,010
7.550%, Due 3/28/2030B G		2,713,000	918,872

Total Foreign Sovereign Obligations			2,857,968

Total Sri Lanka (Cost $5,360,380)			2,857,968

Supranational – 3.00%

Foreign Sovereign Obligations – 3.00%
European Bank for Reconstruction & Development,
10.000%, Due 2/28/2023		1,950,000	1,624,233
10.100%, Due 5/6/2023		750,000	867,637
10.500%, Due 5/11/2023		1,233,333	1,481,185
14.000%, Due 6/14/2023		800,000	697,873
15.000%, Due 9/21/2024		1,200,000	1,127,612

See accompanying notes

American Beacon Developing World Income FundSM

Schedule of Investments

January 31, 2023

	Principal Amount*		Fair Value

Supranational – 3.00% (continued)

Foreign Sovereign Obligations – 3.00% (continued)

European Bank for Reconstruction & Development (continued),
14.750%, Due 2/7/2025		$700,000	$700,000
7.400%, Due 12/7/2025B	VND	29,495,000,000	1,232,758
International Finance Corp.,
11.000%, Due 6/28/2024		600,000	457,199
11.000%, Due 10/18/2024	UZS	12,000,000,000	1,006,439
6.000%, Due 1/15/2027	AZN	4,700,000	2,760,646

Total Foreign Sovereign Obligations			11,955,582

Total Supranational (Cost $12,308,191)			11,955,582

Suriname - 0.27% (Cost $1,411,375)

Foreign Sovereign Obligations - 0.27%
Suriname Government International Bonds, 9.250%, Due 10/26/2026B G		1,400,000	1,089,200

Tajikistan - 0.96%

Credit-Linked Notes - 0.02%
Republic of Tajikistan (Issuer Frontera Capital B.V.), 10.780%, Due 2/15/2023C		86,538	78,792

Foreign Sovereign Obligations - 0.94%
Tajikistan International Bonds, 7.125%, Due 9/14/2027B		4,870,000	3,741,095

Total Tajikistan (Cost $4,646,396)			3,819,887

Togo - 0.16% (Cost $739,299)

Foreign Corporate Obligations - 0.16%
Ecobank Transnational, Inc., 8.750%, Due 6/17/2031, (5 yr. CMT + 8.211%)A C		744,000	642,518

Trinidad and Tobago - 0.29% (Cost $1,095,279)

Foreign Corporate Obligations - 0.29%
Heritage Petroleum Co. Ltd., 9.000%, Due 8/12/2029C		1,096,000	1,145,430

Tunisia - 1.69%

Foreign Sovereign Obligations - 1.69%
Banque Centrale de Tunisie International Bond,
6.750%, Due 10/31/2023B	EUR	2,060,000	1,831,263
5.625%, Due 2/17/2024B	EUR	800,000	652,134
5.750%, Due 1/30/2025B		814,000	528,709
6.375%, Due 7/15/2026C	EUR	100,000	65,023
6.375%, Due 7/15/2026B	EUR	5,604,000	3,643,859

Total Foreign Sovereign Obligations			6,720,988

Total Tunisia (Cost $8,695,717)			6,720,988

Uganda - 3.51%

Foreign Sovereign Obligations - 3.51%
Uganda Government Bonds,
14.000%, Due 1/18/2024	UGX	8,571,500,000	2,360,954
19.500%, Due 12/18/2025, Series 10YR	UGX	4,000,000,000	1,230,336
16.000%, Due 5/6/2027	UGX	2,500,000,000	701,924
14.250%, Due 8/23/2029	UGX	2,200,000,000	580,183
16.000%, Due 11/14/2030	UGX	6,940,000,000	1,945,205
17.000%, Due 4/3/2031, Series 15YR	UGX	7,850,200,000	2,319,730
14.250%, Due 6/22/2034	UGX	4,925,000,000	1,249,088
16.250%, Due 11/8/2035	UGX	7,800,000,000	2,181,746
17.500%, Due 11/1/2040	UGX	4,800,000,000	1,412,989

Total Foreign Sovereign Obligations			13,982,155

Total Uganda (Cost $14,047,902)			13,982,155

See accompanying notes

American Beacon Developing World Income FundSM

Schedule of Investments

January 31, 2023

	Principal Amount*		Fair Value

Ukraine - 0.49%

Foreign Sovereign Obligations - 0.49%
Ukraine Government Bonds,
10.000%, Due 8/23/2023, Series 10YRK	UAH	14,500,000	$274,483
15.840%, Due 2/26/2025K	UAH	102,000,000	1,690,345

Total Foreign Sovereign Obligations			1,964,828

Total Ukraine (Cost $4,437,286)			1,964,828

United Republic of Tanzania - 0.42% (Cost $1,810,908)

Foreign Corporate Obligations - 0.42%
HTA Group Ltd., 7.000%, Due 12/18/2025C		$1,800,000	1,692,000

United States - 0.84%

Corporate Obligations - 0.84%
Citigroup Global Markets Holdings, Inc., 12.500%, Due 1/26/2026B	NGN	1,060,000,000	2,300,597
Sagicor Financial Co. Ltd., 5.300%, Due 5/13/2028C		1,081,000	1,049,997

Total Corporate Obligations			3,350,594

Total United States (Cost $3,382,744)			3,350,594

Uruguay - 3.11%

Foreign Sovereign Obligations - 3.11%
Uruguay Government International Bonds,
8.250%, Due 5/21/2031	UYU	81,798,000	1,898,962
3.875%, Due 7/2/2040H	UYU	384,689,335	10,478,022

Total Foreign Sovereign Obligations			12,376,984

Total Uruguay (Cost $11,079,152)			12,376,984

Uzbekistan - 2.07%

Foreign Sovereign Obligations - 2.07%
Uzbekistan International Bonds,
14.500%, Due 11/25/2023B	UZS	43,810,000,000	3,791,884
14.000%, Due 7/19/2024B	UZS	20,670,000,000	1,739,691
14.000%, Due 7/19/2024C	UZS	32,120,000,000	2,703,381

Total Foreign Sovereign Obligations			8,234,956

Total Uzbekistan (Cost $8,817,050)			8,234,956

Venezuela - 0.02% (Cost $269,875)

Foreign Corporate Obligations - 0.02%
Petroleos de Venezuela SA, 6.000%, Due 5/16/2024B G		1,250,000	60,938

Zambia - 5.30%

Credit-Linked Notes - 1.21%
Republic of Zambia (Issuer ICBC Standard Bank PLC), 11.000%, Due 1/27/2026C	ZMW	133,161,509	4,832,305

Foreign Corporate Obligations - 0.44%
First Quantum Minerals Ltd.,
6.875%, Due 3/1/2026B		1,035,000	999,466
6.875%, Due 10/15/2027B		764,000	740,602

Total Foreign Corporate Obligations			1,740,068

Foreign Sovereign Obligations - 3.65%
Zambia Government Bonds,
10.000%, Due 12/27/2024, Series 3Y	ZMW	11,000,000	478,326
12.000%, Due 4/23/2025, Series 7YR	ZMW	7,800,000	333,698
11.000%, Due 1/25/2026, Series 5Y	ZMW	114,100,000	4,307,460
12.000%, Due 6/17/2026	ZMW	12,000,000	447,478
13.000%, Due 8/29/2026, Series 10YR	ZMW	64,500,000	2,432,422

See accompanying notes

American Beacon Developing World Income FundSM

Schedule of Investments

January 31, 2023

	Principal Amount*		Fair Value

Zambia - 5.30% (continued)

Foreign Sovereign Obligations - 3.65% (continued)
13.000%, Due 12/18/2027, Series 10YR	ZMW	24,795,000	$838,128
13.000%, Due 12/17/2028, Series 10YR	ZMW	30,000,000	937,113
13.000%, Due 1/25/2031, Series 10Y	ZMW	3,800,000	102,792
Zambia Government International Bonds,
8.500%, Due 4/14/2024B G		$642,000	321,077
8.970%, Due 7/30/2027B G		8,757,000	4,348,394

Total Foreign Sovereign Obligations			14,546,888

Total Zambia (Cost $22,888,546)			21,119,261

	Shares

SHORT-TERM INVESTMENTS - 6.15% (Cost $24,495,667)

Investment Companies - 6.15%
American Beacon U.S. Government Money Market Select Fund, 4.19%I J		24,495,667	24,495,667

TOTAL INVESTMENTS - 94.46% (Cost $436,122,991)			376,179,314
OTHER ASSETS, NET OF LIABILITIES - 5.54%			22,054,607

TOTAL NET ASSETS - 100.00%			$398,233,921

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, SOFR, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on January 31, 2023.

B Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

C Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $71,079,328 or 17.85% of net assets. The Fund has no right to demand registration of these securities.

D Step Up/Down - A zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. The rate disclosed represents the coupon rate at January 31, 2023. The maturity date disclosed represents the final maturity date.

E Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

F Zero coupon bond.

G Default Security. At period end, the amount of securities in default was $8,677,577 or 2.18% of net assets.

H Inflation-Indexed Note.

I 7-day yield.

J The Fund is affiliated by having the same investment advisor.

K Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $1,964,828 or 0.49% of net assets.

CMT - Constant Maturity Treasury.

DAC - Designated Activity Company.

JSC - Joint Stock Company

LIBOR - London Interbank Offered Rate.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

SOFR - Secured Overnight Financing Rate.

See accompanying notes

American Beacon Developing World Income FundSM

Schedule of Investments

January 31, 2023

Forward Foreign Currency Contracts Open on January 31, 2023:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	484,162	KZT	508,043	2/23/2023	BRC	$-	$(23,881)	$(23,881)
USD	2,188,590	EUR	2,184,595	4/19/2023	HSBC	3,995	-	3,995
EUR	695,820	USD	698,129	4/19/2023	JPM	-	(2,309)	(2,309)
USD	18,844,587	EUR	18,975,172	4/19/2023	MLI	-	(130,585)	(130,585)
USD	27,028,523	EUR	27,035,632	3/17/2023	SSB	-	(7,109)	(7,109)

						$3,995	$(163,884)	$(159,889)

* All values denominated in USD.

Glossary:

Counterparty Abbreviations:
BRC	Barclays Bank PLC
HSBC	Hongkong and Shanghai Banking Corporation Ltd.
JPM	JPMorgan Chase Bank N.A.
MLI	Merrill Lynch International
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
AMD	Armenian Dram
AOA	Angolan Kwanza
AZN	Azerbaijan Manat
DOP	Dominican Peso
EGP	Egyptian Pound
EUR	Euro
GEL	Georgian Lari
GHS	Ghanaian Cedi
KES	Kenyan Shilling
KGS	Kyrgyzstani Som
KZT	Kazakhstani Tenge
MNT	Mongolia Tugrug
MZN	Mozambique Metical
NGN	Nigerian Naira
PYG	Paraguayan guarani
UAH	Ukrainian Hryvnia
UGX	Ugandan Shilling
USD	United States Dollar
UYU	Uruguayan Peso
UZS	Uzbekistani Som
VND	Vietnamese Dong
ZMW	Zambian Kwacha

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of January 31, 2023, the investments were classified as described below:

Developing World Income Fund	Level 1	Level 2	Level 3	Total
Assets
Credit-Linked Notes
Algeria	$-	$989,778	$-	$989,778
Angola	-	789,506	-	789,506
Azerbaijan	-	1,116,006	-	1,116,006
Ghana	-	61,052	-	61,052
Kyrgyzstan	-	6,155,081	-	6,155,081
Malawi	-	3,412,822	-	3,412,822
Mongolia	-	4,183,926	-	4,183,926
Mozambique	-	5,557,733	-	5,557,733

See accompanying notes

American Beacon Developing World Income FundSM

Schedule of Investments

January 31, 2023

Developing World Income Fund	Level 1	Level 2	Level 3	Total
Credit-Linked Notes (continued)
Nicaragua	$-	$1,072,689	$-	$1,072,689
Paraguay	-	7,257,966	-	7,257,966
Tajikistan	-	78,792	-	78,792
Zambia	-	4,832,305	-	4,832,305
Foreign Sovereign Obligations
Angola	-	18,368,149	-	18,368,149
Argentina	-	7,677,171	-	7,677,171
Armenia	-	5,650,605	-	5,650,605
Benin	-	3,322,199	-	3,322,199
Cameroon	-	8,630,139	-	8,630,139
Costa Rica	-	2,818,750	-	2,818,750
Dominican Republic	-	13,234,280	-	13,234,280
Ecuador	-	10,419,949	-	10,419,949
Egypt	-	15,636,596	-	15,636,596
El Salvador	-	5,775,202	-	5,775,202
Ethiopia	-	3,202,758	-	3,202,758
Gabon	-	10,141,259	-	10,141,259
Georgia	-	5,057,596	-	5,057,596
Ghana	-	9,273,793	-	9,273,793
Honduras	-	129,098	-	129,098
Iraq	-	8,713,726	-	8,713,726
Ireland	-	2,079,241	-	2,079,241
Ivory Coast	-	13,444,438	-	13,444,438
Jordan	-	1,428,563	-	1,428,563
Kazakhstan	-	14,266,130	-	14,266,130
Kenya	-	15,663,653	-	15,663,653
Maldives	-	2,426,131	-	2,426,131
Mongolia	-	1,528,982	-	1,528,982
Mozambique	-	12,371,549	-	12,371,549
Nigeria	-	11,462,730	-	11,462,730
Pakistan	-	4,419,179	-	4,419,179
Papua New Guinea	-	2,965,387	-	2,965,387
Rwanda	-	2,451,400	-	2,451,400
Senegal	-	5,215,763	-	5,215,763
Serbia	-	2,734,361	-	2,734,361
Sri Lanka	-	2,857,968	-	2,857,968
Supranational	-	11,955,582	-	11,955,582
Suriname	-	1,089,200	-	1,089,200
Tajikistan	-	3,741,095	-	3,741,095
Tunisia	-	6,720,988	-	6,720,988
Uganda	-	13,982,155	-	13,982,155
Ukraine	-	-	1,964,828	1,964,828
Uruguay	-	12,376,984	-	12,376,984
Uzbekistan	-	8,234,956	-	8,234,956
Zambia	-	14,546,888	-	14,546,888
Foreign Corporate Obligations
Ghana	-	1,573,298	-	1,573,298
Kazakhstan	-	815,460	-	815,460
Netherlands	-	3,119,458	-	3,119,458
Nigeria	-	2,522,018	-	2,522,018
Republic of Mauritius	-	772,008	-	772,008
South Africa	-	762,780	-	762,780
Togo	-	642,518	-	642,518
Trinidad and Tobago	-	1,145,430	-	1,145,430
United Republic of Tanzania	-	1,692,000	-	1,692,000
Venezuela	-	60,938	-	60,938
Zambia	-	1,740,068	-	1,740,068

See accompanying notes

American Beacon Developing World Income FundSM

Schedule of Investments

January 31, 2023

Developing World Income Fund	Level 1	Level 2	Level 3	Total
Corporate Obligations
United States	$-	$3,350,594	$-	$3,350,594
Short-Term Investments	24,495,667	-	-	24,495,667

Total Investments in Securities - Assets	$24,495,667	$349,718,819	$1,964,828	$376,179,314

Financial Derivative Instruments - Assets
Forward Foreign Currency Contracts	$-	$3,995	$-	$3,995

Total Financial Derivative Instruments - Assets	$-	$3,995	$-	$3,995

Financial Derivative Instruments - Liabilities
Forward Foreign Currency Contracts	$-	$(163,884)	$-	$(163,884)

Total Financial Derivative Instruments - Liabilities	$-	$(163,884)	$-	$(163,884)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended January 31, 2023, there were transfers from Level 2 into Level 3 totaling $1,964,828.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the year:

Security Type	Balance as of 1/31/2022	Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 1/31/2023	Unrealized Appreciation (Depreciation) at Year End*
Foreign Sovereign Obligations	$-	$-	$-	$-	$-	$-	$1,964,828	$-	$1,964,828	$(2,472,458)

*

Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at year end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations

For the year ended January 31, 2023, two foreign sovereign obligations were fair valued at $1,964,828 by the Fair Value Committee. Due to severe disruptions in the market brought about by the Russian attack on Ukraine, the Fair Value Committee voted to apply a 15% liquidity discount to the daily pricing vendor fair value prices, thus the foreign sovereign obligations have been classified as Level 3 due to the use of significant unobservable inputs.

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

January 31, 2023

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 27.27%

Basic Materials - 0.37%

Mining - 0.37%
Freeport-McMoRan, Inc., 4.125%, Due 3/1/2028	$25,000	$23,709

Communications - 1.79%

Internet - 0.46%
Expedia Group, Inc., 4.625%, Due 8/1/2027	30,000	29,486

Media - 1.02%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.000%, Due 2/1/2028A	12,000	11,197
Charter Communications Operating LLC/Charter Communications Operating Capital,
4.200%, Due 3/15/2028	15,000	14,244
6.384%, Due 10/23/2035	10,000	10,185
3.500%, Due 6/1/2041	5,000	3,500
Gray Television, Inc., 7.000%, Due 5/15/2027A	15,000	13,646
Sirius XM Radio, Inc., 4.000%, Due 7/15/2028A	15,000	13,351

		66,123

Telecommunications - 0.31%
Verizon Communications, Inc., 2.550%, Due 3/21/2031	10,000	8,494
3.550%, Due 3/22/2051	15,000	11,555

		20,049

Total Communications		115,658

Consumer, Cyclical - 4.38%

Airlines - 2.79%
American Airlines Pass-Through Trust,
3.575%, Due 7/15/2029, 2016 1 AA	20,719	18,736
3.350%, Due 4/15/2031, 2017 2 AA	11,347	10,036
3.950%, Due 1/11/2032, 2021 1 B	14,325	12,047
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, Due 4/20/2026A	25,000	24,500
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.750%, Due 10/20/2028A	10,000	9,729
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.500%, Due 6/20/2027A	18,000	18,186
Spirit Airlines Pass-Through Trust, 3.375%, Due 8/15/2031, Series AA	15,076	13,294
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.000%, Due 9/20/2025A	40,000	40,750
US. Airways Pass-Through Trust,
5.900%, Due 4/1/2026, 2012 1A	15,837	15,406
4.625%, Due 12/3/2026, 2012 1A	6,440	5,955
US Airways Pass-Through Trust, 3.950%, Due 5/15/2027, 2013 1A	13,315	12,416

		181,055

Auto Manufacturers - 0.35%
Ford Motor Credit Co. LLC, 4.271%, Due 1/9/2027	14,000	13,185
General Motors Financial Co., Inc., 4.300%, Due 4/6/2029	10,000	9,330

		22,515

Entertainment - 0.48%
SeaWorld Parks & Entertainment, Inc., 8.750%, Due 5/1/2025A	30,000	30,785

Household Products/Wares - 0.19%
Newell Brands, Inc., 5.750%, Due 4/1/2046	15,000	12,468

Leisure Time - 0.24%
Carnival Corp., 10.500%, Due 2/1/2026A	15,000	15,689

Retail - 0.33%
Lithia Motors, Inc., 3.875%, Due 6/1/2029A	25,000	21,242

Total Consumer, Cyclical		283,754

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

January 31, 2023

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 27.27% (continued)

Consumer, Non-Cyclical - 2.20%

Commercial Services - 0.70%
Duke University, 2.757%, Due 10/1/2050, Series 2020	$10,000	$6,801
Global Payments, Inc., 3.200%, Due 8/15/2029	15,000	13,291
Massachusetts Institute of Technology, 4.678%, Due 7/1/2114	10,000	9,459
University of Chicago, 3.000%, Due 10/1/2052	5,000	3,654
University of Notre Dame du Lac,
3.438%, Due 2/15/2045, Series 2015	5,000	4,246
3.394%, Due 2/15/2048, Series 2017	10,000	8,303

		45,754

Food - 0.38%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.875%, Due 2/15/2028A	25,000	24,438

Health Care - Services - 1.00%
AdventHealth Obligated Group, 2.795%, Due 11/15/2051, Series E	10,000	6,815
Baylor Scott & White Holdings, 1.777%, Due 11/15/2030, Series 2021	5,000	3,966
Cedars-Sinai Health System, 2.288%, Due 8/15/2031, Series 2021	10,000	8,341
Centene Corp., 3.375%, Due 2/15/2030	15,000	13,187
Elevance Health, Inc., 5.125%, Due 2/15/2053	5,000	4,995
IQVIA, Inc., 5.000%, Due 5/15/2027A	15,000	14,549
Marshfield Clinic Health System, Inc., 2.703%, Due 2/15/2030, Series 2020	5,000	4,269
Trinity Health Corp., 4.125%, Due 12/1/2045	10,000	8,987

		65,109

Pharmaceuticals - 0.12%
Cigna Corp., 3.400%, Due 3/15/2051	10,000	7,562

Total Consumer, Non-Cyclical		142,863

Energy - 3.74%

Energy - Alternate Sources - 0.43%
TerraForm Power Operating LLC, 5.000%, Due 1/31/2028A	30,000	28,164

Oil & Gas - 1.23%
BP Capital Markets America, Inc.,
3.543%, Due 4/6/2027	5,000	4,844
2.939%, Due 6/4/2051	10,000	7,115
Continental Resources, Inc.,
3.800%, Due 6/1/2024	15,000	14,697
4.375%, Due 1/15/2028	25,000	23,722
Ovintiv Exploration, Inc., 5.375%, Due 1/1/2026	15,000	15,079
Parsley Energy LLC/Parsley Finance Corp., 4.125%, Due 2/15/2028A	15,000	13,909

		79,366

Pipelines - 2.08%
Boardwalk Pipelines LP, 5.950%, Due 6/1/2026	15,000	15,371
Cheniere Energy, Inc., 4.625%, Due 10/15/2028	15,000	14,290
DCP Midstream Operating LP
5.625%, Due 7/15/2027	19,000	19,283
5.125%, Due 5/15/2029	25,000	24,888
Energy Transfer LP, 3.750%, Due 5/15/2030	15,000	13,717
MPLX LP, 4.250%, Due 12/1/2027	5,000	4,851
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.875%, Due 2/1/2031	20,000	18,785
Western Midstream Operating LP, 4.750%, Due 8/15/2028	25,000	23,563

		134,748

Total Energy		242,278

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

January 31, 2023

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 27.27% (continued)

Financial - 11.60%

Banks - 4.35%
Bank of America Corp.,
3.419%, Due 12/20/2028, (3 mo. USD LIBOR + 1.040%)B	$20,000	$18,673
3.970%, Due 3/5/2029, (3 mo. USD LIBOR + 1.070%)B	10,000	9,528
Bank of New York Mellon Corp., 4.289%, Due 6/13/2033, (Secured Overnight Financing Rate + 1.418%)B	10,000	9,650
Citigroup, Inc., 2.666%, Due 1/29/2031, (Secured Overnight Financing Rate + 1.146%)B	20,000	17,177
Citizens Bank NA, 4.575%, Due 8/9/2028, (Secured Overnight Financing Rate + 2.000%)B	10,000	9,915
Fifth Third Bancorp, 4.772%, Due 7/28/2030, (Secured Overnight Financing Rate + 2.127%)B	25,000	24,651
First Horizon Corp., 4.000%, Due 5/26/2025	25,000	24,417
Goldman Sachs Group, Inc.,
2.640%, Due 2/24/2028, (Secured Overnight Financing Rate + 1.114%)B	10,000	9,146
1.992%, Due 1/27/2032, (Secured Overnight Financing Rate + 1.090%)B	10,000	7,984
Huntington National Bank, 5.650%, Due 1/10/2030	10,000	10,384
JPMorgan Chase & Co.,
1.045%, Due 11/19/2026, (Secured Overnight Financing Rate + 0.800%)B	10,000	8,944
1.953%, Due 2/4/2032, (Secured Overnight Financing Rate + 1.065%)B	15,000	12,024
KeyBank NA, 5.000%, Due 1/26/2033	10,000	9,990
Morgan Stanley,
1.512%, Due 7/20/2027, (Secured Overnight Financing Rate + 0.858%)B	10,000	8,911
2.484%, Due 9/16/2036, (Secured Overnight Financing Rate + 1.360%)B	5,000	3,867
Santander Holdings USA, Inc., 4.400%, Due 7/13/2027	10,000	9,712
State Street Corp., 4.421%, Due 5/13/2033, (Secured Overnight Financing Rate + 1.605%)B	25,000	24,495
Truist Bank, 2.636%, Due 9/17/2029, (5 yr. CMT + 1.150%)B	20,000	18,850
U.S. Bancorp,
5.850%, Due 10/21/2033, (Secured Overnight Financing Rate + 2.090%)B	10,000	10,710
2.491%, Due 11/3/2036, (5 yr. CMT + 0.950%)B	10,000	7,970
Wells Fargo & Co., 5.875%, Due 6/15/2025, Series U, (3 mo. USD LIBOR + 3.990%)B C	25,000	24,880

		281,878

Diversified Financial Services - 2.34%
Ally Financial, Inc.,
5.750%, Due 11/20/2025	25,000	24,831
4.700%, Due 5/15/2026, Series B, (5 yr. CMT + 3.868%)B C	15,000	12,338
Burford Capital Global Finance LLC, 6.875%, Due 4/15/2030A	10,000	8,997
Capital One Financial Corp.,
3.950%, Due 9/1/2026, Series M, (5 yr. CMT + 3.157%)B C	25,000	21,710
2.618%, Due 11/2/2032, (Secured Overnight Financing Rate + 1.265%)B	10,000	7,924
LPL Holdings, Inc., 4.000%, Due 3/15/2029A	20,000	17,844
Navient Corp., 5.000%, Due 3/15/2027	15,000	13,689
Radian Group, Inc., 4.875%, Due 3/15/2027	10,000	9,512
Raymond James Financial, Inc., 3.750%, Due 4/1/2051	10,000	7,858
Rocket Mortgage LLC, 5.250%, Due 1/15/2028A	15,000	13,688
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc., 2.875%, Due 10/15/2026A	15,000	13,400

		151,791

Insurance - 0.97%
Americo Life, Inc., 3.450%, Due 4/15/2031A	10,000	7,869
Aon Corp./Aon Global Holdings PLC, 2.050%, Due 8/23/2031	10,000	8,162
AssuredPartners, Inc., 7.000%, Due 8/15/2025A	15,000	14,810
HUB International Ltd., 7.000%, Due 5/1/2026A	15,000	14,850
Old Republic International Corp., 3.875%, Due 8/26/2026	10,000	9,582
Teachers Insurance & Annuity Association of America, 3.300%, Due 5/15/2050A	10,000	7,488

		62,761

REITS - 3.94%
Alexandria Real Estate Equities, Inc.,
4.500%, Due 7/30/2029	10,000	9,802
3.375%, Due 8/15/2031	7,000	6,325

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

January 31, 2023

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 27.27% (continued)

Financial - 11.60% (continued)

REITS - 3.94% (continued)
American Homes 4 Rent LP, 2.375%, Due 7/15/2031	$10,000	$8,140
Essex Portfolio LP, 2.550%, Due 6/15/2031	15,000	12,342
Extra Space Storage LP, 2.350%, Due 3/15/2032	5,000	3,950
HAT Holdings I LLC/HAT Holdings II LLC, 3.375%, Due 6/15/2026A	30,000	26,625
Healthcare Realty Holdings LP,
3.625%, Due 1/15/2028	25,000	22,550
3.100%, Due 2/15/2030	10,000	8,696
Highwoods Realty LP, 3.875%, Due 3/1/2027	14,000	13,175
iStar, Inc.,
4.250%, Due 8/1/2025	30,000	29,775
5.500%, Due 2/15/2026	63,000	63,473
Realty Income Corp., 2.200%, Due 6/15/2028	15,000	13,257
Rexford Industrial Realty LP, 2.125%, Due 12/1/2030	15,000	12,215
VICI Properties LP/VICI Note Co., Inc., 5.750%, Due 2/1/2027A	25,000	24,869

		255,194

Total Financial		751,624

Industrial - 1.00%

Aerospace/Defense - 0.62%
Boeing Co., 2.196%, Due 2/4/2026	15,000	13,838
Howmet Aerospace, Inc., 6.750%, Due 1/15/2028	25,000	26,231

		40,069

Building Materials - 0.12%
Eagle Materials, Inc., 2.500%, Due 7/1/2031	10,000	8,150

Electronics - 0.26%
Agilent Technologies, Inc., 2.300%, Due 3/12/2031	10,000	8,370
Vontier Corp., 2.400%, Due 4/1/2028	10,000	8,214

		16,584

Total Industrial		64,803

Technology - 0.75%

Office/Business Equipment - 0.07%
CDW LLC/CDW Finance Corp., 3.276%, Due 12/1/2028	5,000	4,390

Semiconductors - 0.50%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, Due 1/15/2027	15,000	14,432
Intel Corp., 4.150%, Due 8/5/2032	5,000	4,766
Qorvo, Inc., 4.375%, Due 10/15/2029	15,000	13,538

		32,736

Software - 0.18%
Oracle Corp., 3.950%, Due 3/25/2051	15,000	11,599

Total Technology		48,725

Utilities - 1.44%

Electric - 1.44%
Ameren Corp., 1.950%, Due 3/15/2027	5,000	4,492
Duke Energy Indiana LLC, 2.750%, Due 4/1/2050	15,000	10,113
Eversource Energy, 4.600%, Due 7/1/2027	10,000	9,996
Mid-Atlantic Interstate Transmission LLC, 4.100%, Due 5/15/2028A	25,000	24,095
PacifiCorp, 5.350%, Due 12/1/2053	5,000	5,293

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

January 31, 2023

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 27.27% (continued)

Utilities - 1.44% (continued)

Electric - 1.44% (continued)
Public Service Co. of Oklahoma, 5.250%, Due 1/15/2033	$15,000	$15,491
Southern Co., 4.000%, Due 1/15/2051, Series B, (5 yr. CMT + 3.733%)B	25,000	23,783

		93,263

Total Utilities		93,263

Total Corporate Obligations (Cost $1,895,154)		1,766,677

FOREIGN CORPORATE OBLIGATIONS - 1.49%

Basic Materials - 0.16%

Iron/Steel - 0.16%
ArcelorMittal SA, 6.550%, Due 11/29/2027	10,000	10,430

Communications - 0.36%

Telecommunications - 0.36%
Altice France SA, 5.125%, Due 1/15/2029A	30,000	23,513

Energy - 0.13%

Pipelines - 0.13%
TransCanada PipeLines Ltd., 2.500%, Due 10/12/2031	10,000	8,295

Financial - 0.84%

Banks - 0.84%
Bank of Montreal,
0.949%, Due 1/22/2027, (Secured Overnight Financing Rate + 0.603%)B	10,000	8,940
5.203%, Due 2/1/2028	10,000	10,182
3.803%, Due 12/15/2032, (5 yr. USD Swap + 1.432%)B	10,000	9,139
Barclays PLC, 7.385%, Due 11/2/2028, (1 yr. CMT + 3.300%)B	5,000	5,414
Royal Bank of Canada, 5.000%, Due 2/1/2033	10,000	10,120
Toronto-Dominion Bank, 5.156%, Due 1/10/2028	10,000	10,190

		53,985

Total Financial		53,985

Total Foreign Corporate Obligations (Cost $99,383)		96,223

ASSET-BACKED OBLIGATIONS - 10.75%
CAL Funding IV Ltd., 2.220%, Due 9/25/2045, 2020 1A AA	12,025	10,722
Carvana Auto Receivables Trust, 1.580%, Due 6/12/2028, 2021 N3 D	15,000	13,654
Citicorp Residential Mortgage Trust, 4.955%, Due 3/25/2037, 2007 1 A5D	16,720	16,398
CLI Funding VIII LLC, 2.720%, Due 1/18/2047, 2022 1A AA	9,115	8,045
College Ave Student Loans LLC, 5.606%, Due 7/25/2051, 2021 A A1, (1 mo. USD LIBOR + 1.100%)A B	20,654	20,123
Conseco Finance Corp.,
7.220%, Due 3/15/2028, 1997 1 M1E	41,458	41,426
6.280%, Due 9/1/2030, 1998 8 A1	1,967	1,965
Exeter Automobile Receivables Trust, 1.960%, Due 1/17/2028, 2021 4A D	25,000	23,065
Finance of America Structured Securities Trust, 2.000%, Due 9/25/2069, 2019 1R A	59,270	61,228
GSAMP Trust, 5.422%, Due 7/25/2033, 2003 SEA2 A1D	49,523	46,899
Hyundai Auto Receivables Trust, 1.660%, Due 6/15/2028, 2021 C C	15,000	13,610
Louisiana Local Government Environmental Facilities & Community Development Authority,
4.145%, Due 2/1/2033, Series A	15,000	14,582
5.197%, Due 9/1/2039, 2022 ENO A	25,000	25,213
Mid-State Capital Corp. Trust,
7.758%, Due 1/15/2040, 2005 1 B	48,322	48,690
5.787%, Due 10/15/2040, 2006 1 AA	42,486	41,705
8.311%, Due 10/15/2040, 2006 1 BA	19,761	20,237

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

January 31, 2023

	Principal Amount	Fair Value

ASSET-BACKED OBLIGATIONS - 10.75% (continued)
Mid-State Trust XI, 4.864%, Due 7/15/2038, 11 A1	$36,328	$35,202
Navient Private Education Loan Trust, 3.910%, Due 12/15/2045, 2016 AA A2AA	26,276	25,512
Navient Private Education Refi Loan Trust,	5,312	5,116
4.000%, Due 12/15/2059, 2018 DA A2AA
5.504%, Due 12/15/2059, 2019 D A2B, (1 mo. USD LIBOR + 1.050%)A B	12,952	12,798
1.110%, Due 2/18/2070, 2021 FA AA	15,603	13,322
Octane Receivables Trust, 1.210%, Due 9/20/2028, 2021 2A AA	18,110	17,263
PFS Financing Corp., 2.470%, Due 2/15/2027, 2022 A AA	20,000	19,006
Salomon Mortgage Loan Trust, 4.772%, Due 11/25/2033, 2001 CB4 1M1, (1 mo. USD LIBOR + 1.500%)B	29,484	30,073
Santander Drive Auto Receivables Trust,
4.490%, Due 11/16/2026, 2022 6 A3	15,000	14,880
1.670%, Due 10/15/2027, 2021 4 D	20,000	18,574
Santander Retail Auto Lease Trust, 1.410%, Due 11/20/2025, 2021 B DA	35,000	32,958
ServiceMaster Funding LLC, 2.841%, Due 1/30/2051, 2020 1 A2IA	24,500	20,503
Sierra Timeshare Receivables Funding LLC, 1.340%, Due 11/20/2037, 2021 1A BA	7,299	6,742
SMB Private Education Loan Trust,
2.820%, Due 10/15/2035, 2017 B A2AA	12,846	12,284
1.290%, Due 7/15/2053, 2020 B A1AA	11,991	10,809
Vantage Data Centers LLC, 3.188%, Due 7/15/2044, 2019 1A A2A	14,488	13,877

Total Asset-Backed Obligations (Cost $727,547)		696,481

COLLATERALIZED MORTGAGE OBLIGATIONS - 7.94%
Bear Stearns ARM Trust, 3.724%, Due 2/25/2035, 2004 12 2A1E	11,595	10,880
Bear Stearns Asset Backed Securities Trust, 5.250%, Due 10/25/2033, 2003 AC5 A5D	51,592	50,079
Brean Asset Backed Securities Trust, 1.750%, Due 10/25/2061, 2021 RM2 AA E	43,113	38,008
Chase Mortgage Finance Corp.,
3.750%, Due 12/25/2045, 2016 SH2 M2A E	16,278	14,410
3.750%, Due 12/25/2045, 2016 SH2 M3A E	33,083	29,027
CHL Mortgage Pass-Through Trust, 5.250%, Due 5/25/2034, 2004 4 A19	19,383	18,292
Finance of America Structured Securities Trust, 3.721%, Due 3/25/2050, 2021 1A Y	34,997	34,784
Greenpoint Mortgage Pass-Through Certificates, 3.757%, Due 10/25/2033, 2003 1 A1E	27,775	26,143
JP Morgan Mortgage Trust,
2.500%, Due 12/25/2051, 2021 INV2 A2A E	36,332	30,292
2.500%, Due 7/25/2052, 2022 1 A3A E	51,088	42,530
New Residential Mortgage Loan Trust,
3.750%, Due 11/26/2035, 2016 2A A1A E	37,646	35,135
5.556%, Due 1/25/2048, 2018 4A B1, (1 mo. USD LIBOR + 1.050%)A B	76,698	74,170
5.559%, Due 11/25/2054, 2014 3A B3A E	26,224	25,048
4.000%, Due 3/25/2057, 2017 2A A3A E	46,795	44,239
Prime Mortgage Trust, 6.000%, Due 2/25/2034, 2004 CL1 1A1	29,829	28,883
Residential Funding Mortgage Securities I Trust, 5.500%, Due 12/25/2034, 2004 S9 1A23	13,754	12,552

Total Collateralized Mortgage Obligations (Cost $552,359)		514,472

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 4.88%
Bank,
4.399%, Due 8/15/2055, 2022 BNK43 A5	15,000	14,692
3.265%, Due 9/15/2060, 2017 BNK7 ASB	44,420	42,727
1.844%, Due 3/15/2063, 2020 BN28 A4	25,000	20,521
BBCMS Mortgage Trust, 4.600%, Due 6/15/2055, 2022 C16 A5E	15,000	14,917
Benchmark Mortgage Trust,
2.148%, Due 9/15/2053, 2020 B19 AS	30,000	23,850
1.978%, Due 12/17/2053, 2020 B21 A5	10,000	8,205
2.254%, Due 12/17/2053, 2020 B21 AS	10,000	7,965
BX Trust, 6.643%, Due 10/15/2039, 2022 GPA A, (1 mo. USD Term Secured Overnight Financing Rate + 2.165%)A B	20,000	19,994

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

January 31, 2023

	Principal Amount	Fair Value

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 4.88% (continued)
COMM Mortgage Trust,
4.300%, Due 10/10/2046, 2013 CR12 AM	$10,000	$9,200
3.902%, Due 7/10/2050, 2015 PC1 A5	25,000	24,307
2.950%, Due 8/15/2057, 2019 GC44 A5	20,000	17,762
DC Office Trust, 3.072%, Due 9/15/2045, 2019 MTC DA E	10,000	7,306
FRESB Mortgage Trust,
3.160%, Due 11/25/2027, 2018 SB45 A10FE	11,866	11,134
3.300%, Due 7/25/2038, 2018 SB55 A5HE	9,090	8,979
JPMBB Commercial Mortgage Securities Trust, 3.559%, Due 7/15/2048, 2015 C30 ASB	30,070	29,364
Med Trust, 6.260%, Due 11/15/2038, 2021 MDLN C, (1 mo. USD LIBOR + 1.800%)A B	14,956	14,544
Velocity Commercial Capital Loan Trust,
4.050%, Due 10/26/2048, 2018 2 AA E	20,098	19,338
4.120%, Due 3/25/2049, 2019 1 M3A E	25,743	21,066

Total Commercial Mortgage-Backed Obligations (Cost $354,633)		315,871

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 9.00%
Federal Home Loan Mortgage Corp.,
3.000%, Due 7/1/2042	29,367	27,096
3.000%, Due 5/1/2047	55,811	51,887
3.000%, Due 11/1/2049	29,274	27,033
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates,
3.710%, Due 9/25/2032, K-150 A2E	15,000	14,570
2.481%, Due 7/25/2034, K-1514 A1	13,371	11,974
1.238%, Due 1/25/2035, K-1516 A1	52,795	43,007
Federal National Mortgage Association,
3.547%, Due 9/25/2028, 2019 M1 A2E	24,261	23,706
3.610%, Due 2/25/2031, 2019 M4 A2	10,000	9,630
4.500%, Due 7/1/2031	20,988	21,328
1.714%, Due 7/25/2031, 2021 M17 A2E	10,000	8,168
2.500%, Due 4/1/2037E	20,188	18,485
2.000%, Due 3/1/2042	28,252	24,579
2.500%, Due 4/1/2042	28,489	25,582
4.000%, Due 2/1/2043E	31,140	30,729
4.000%, Due 12/1/2043	14,253	14,032
4.000%, Due 3/1/2046E	27,876	27,509
2.500%, Due 12/1/2046E	33,683	29,953
3.000%, Due 12/1/2046	30,103	27,961
3.000%, Due 1/1/2048E	44,261	41,051
3.000%, Due 2/1/2048E	24,587	22,836
3.000%, Due 8/1/2048E	49,698	46,047
Government National Mortgage Association, 3.500%, Due 4/20/2046	37,114	35,581

Total U.S. Agency Mortgage-Backed Obligations (Cost $597,130)		582,744

U.S. TREASURY OBLIGATIONS - 30.31%
U.S. Treasury Bonds,
1.750%, Due 8/15/2041	206,000	149,463
2.000%, Due 11/15/2041	60,000	45,401
3.375%, Due 8/15/2042	8,000	7,534
4.000%, Due 11/15/2042	23,000	23,676
2.500%, Due 2/15/2045	67,000	53,760
1.375%, Due 8/15/2050	83,000	49,875
2.250%, Due 2/15/2052	265,000	197,487
2.875%, Due 5/15/2052	81,000	69,255
3.000%, Due 8/15/2052	67,000	58,824
U.S. Treasury Notes,
0.625%, Due 10/15/2024	50,000	46,951
3.000%, Due 7/15/2025	50,000	48,777

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

January 31, 2023

	Principal Amount	Fair Value

U.S. TREASURY OBLIGATIONS - 30.31% (continued)

U.S. Treasury Notes (continued),
0.500%, Due 2/28/2026	$100,000	$90,242
0.750%, Due 8/31/2026	330,000	296,484
1.500%, Due 1/31/2027	226,000	207,249
2.750%, Due 7/31/2027	10,000	9,611
3.875%, Due 12/31/2027	9,000	9,087
1.000%, Due 7/31/2028	68,000	59,112
2.375%, Due 3/31/2029	224,000	208,530
2.875%, Due 5/15/2032	217,000	206,082
4.125%, Due 11/15/2032	120,000	125,887

Total U.S. Treasury Obligations (Cost $2,032,401)		1,963,287

MUNICIPAL OBLIGATIONS - 7.23%
Alabama Federal Aid Highway Finance Authority Revenue Bonds, 2.650%, Due 9/1/2037, Series B	25,000	20,123
California Health Facilities Financing Authority Revenue Bonds, 4.190%, Due 6/1/2037	10,000	9,575
Central Puget Sound Regional Transit Authority, Revenue Bonds, 5.491%, Due 11/1/2039	5,000	5,502
City of Dallas TX Waterworks & Sewer System Revenue Bonds, 2.772%, Due 10/1/2040, Series D	15,000	11,601
City Of New York General Obligation Bonds,
5.985%, Due 12/1/2036, Series D1	10,000	10,984
5.517%, Due 10/1/2037, Series C1	15,000	16,108
6.271%, Due 12/1/2037, Series F1	5,000	5,716
City of Tempe, 2.521%, Due 7/1/2036, COPs	10,000	7,729
Commonwealth of Massachusetts,
3.769%, Due 7/15/2029, Series A	15,000	14,496
4.110%, Due 7/15/2031, Series B	5,000	4,941
County of King Sewer Revenue, 2.841%, Due 7/1/2047, Series A	10,000	6,992
Dallas Area Rapid Transit Senior Lien Sales Tax Revenue Bonds, 2.613%, Due 12/1/2048, Series A	15,000	10,965
Gainesville, Florida Revenue Bonds, 3.047%, Due 10/1/2040	15,000	11,615
Golden State Tobacco Securitization Corp., California Revenue Bonds,
2.746%, Due 6/1/2034, Series B	10,000	8,446
3.293%, Due 6/1/2042, Series B	5,000	3,954
Indianapolis Local Public Improvement Bond Bank, Indiana Revenue Bonds, 5.966%, Due 1/15/2030, Series B2	25,000	26,175
JobsOhio Beverage System, 2.833%, Due 1/1/2038, Series A	10,000	8,169
Kansas Development Finance Authority Revenue Bonds, 2.774%, Due 5/1/2051, Series K	10,000	7,282
Massachusetts General Obligations Bond, 2.514%, Due 7/1/2041, Series C	5,000	3,809
Massachusetts School Building Authority Revenue Bonds, 3.395%, Due 10/15/2040, Series B	10,000	8,464
Massachusetts Water Resources Authority Revenue Bonds, 2.823%, Due 8/1/2041, Series C	5,000	4,029
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.508%, Due 8/1/2037	15,000	15,938
New York State Dormitory Authority, 5.600%, Due 3/15/2040, Series D	5,000	5,384
New York State Urban Development Corp., 3.900%, Due 3/15/2033, Series B	10,000	9,558
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, 4.879%, Due 12/1/2034, Series B2	35,000	35,796
Oklahoma Development Finance Authority Revenue Bonds, 4.135%, Due 12/1/2033, Series A-1	10,000	9,862
Oregon Education Districts, 2.895%, Due 6/30/2040, Series A	10,000	7,821
Palm Springs Financing Authority, California Revenue Bonds, 2.869%, Due 11/1/2034, Series B	15,000	12,284
Riverside County, California Revenue Bonds, 3.818%, Due 2/15/2038	15,000	14,107
San Jose Financing Authority, California Revenue Bonds, 2.812%, Due 6/1/2037, Series A	25,000	19,519
Santa Clara Valley Transportation Authority, 5.876%, Due 4/1/2032, Series A	15,000	15,816
State Board of Administration Finance Corp., 2.154%, Due 7/1/2030, Series A	15,000	12,581
State of California,
4.600%, Due 4/1/2038	15,000	14,749
7.300%, Due 10/1/2039	10,000	12,743
7.625%, Due 3/1/2040	15,000	19,873
State of Texas, 5.517%, Due 4/1/2039	10,000	11,229
Sumter Landing Community Development District Revenue Bonds, 4.172%, Due 10/1/2047	10,000	8,821
Texas Transportation Commission General Obligation Bonds, 2.472%, Due 10/1/2044	10,000	7,273

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

January 31, 2023

	Principal Amount	Fair Value

MUNICIPAL OBLIGATIONS - 7.23% (continued)
Texas Transportation Commission Revenue Bonds, 2.562%, Due 4/1/2042	$10,000	$7,787
Texas Transportation Commission State Highway Fund, 4.000%, Due 10/1/2033	10,000	9,621
Tucson, Arizona Certificate of Participation, 2.856%, Due 7/1/2047, Series A	15,000	11,069

Total Municipal Obligations (Cost $497,980)		468,506

TOTAL INVESTMENTS - 98.87% (Cost $6,756,587)		6,404,261
OTHER ASSETS, NET OF LIABILITIES - 1.13%		73,125

TOTAL NET ASSETS - 100.00%		$6,477,386

Percentages are stated as a percent of net assets.

A Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $1,184,312 or 18.28% of net assets. The Fund has no right to demand registration of these securities.

B Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, SOFR, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on January 31, 2023.

C Perpetual maturity. The date shown, if any, is the next call date.

D Step Up/Down - A zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. The rate disclosed represents the coupon rate at January 31, 2023. The maturity date disclosed represents the final maturity date.

E Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

CMT - Constant Maturity Treasury.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

SOFR – Secured Overnight Financing Rate.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of January 31, 2023, the investments were classified as described below:

NIS Core Plus Bond Fund	Level 1	Level 2	Level 3	Total
Assets
Corporate Obligations	$-	$1,766,677	$-	$1,766,677
Foreign Corporate Obligations	-	96,223	-	96,223
Asset-Backed Obligations	-	696,481	-	696,481
Collateralized Mortgage Obligations	-	514,472	-	514,472
Commercial Mortgage-Backed Obligations	-	315,871	-	315,871
U.S. Agency Mortgage-Backed Obligations	-	582,744	-	582,744
U.S. Treasury Obligations	-	1,963,287	-	1,963,287
Municipal Obligations	-	468,506	-	468,506

Total Investments in Securities - Assets	$-	$6,404,261	$-	$6,404,261

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended January 31, 2023, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

January 31, 2023

	Developing World Income Fund	NIS Core Plus Bond Fund
Assets:
Investments in unaffiliated securities, at fair value†	$351,683,647	$6,404,261
Investments in affiliated securities, at fair value‡	24,495,667	–
Foreign currency, at fair value^ *	13,291,612	–
Cash	70,277	105,028
Cash collateral held at custodian for the benefit of the broker	1,750,000	–
Dividends and interest receivable	10,675,966	46,908
Receivable for investments sold	803,952	39,756
Receivable for fund shares sold	1,407,068	1,555
Receivable for expense reimbursement (Note 2)	–	11,601
Unrealized appreciation from forward foreign currency contracts	3,995	–
Prepaid expenses	58,735	24,569

Total assets	404,240,919	6,633,678

Liabilities:
Payable for investments purchased	4,797,003	49,284
Payable for fund shares redeemed	390,044	–
Dividends payable	–	12,837
Management and sub-advisory fees payable (Note 2)	292,174	2,978
Service fees payable (Note 2)	18,966	129
Transfer agent fees payable (Note 2)	32,713	1,136
Custody and fund accounting fees payable	133,810	9,515
Professional fees payable	107,462	74,649
Trustee fees payable (Note 2)	1,965	30
Payable for prospectus and shareholder reports	26,445	1,899
Unrealized depreciation from forward foreign currency contracts	163,884	–
Other liabilities	42,532	3,835

Total liabilities	6,006,998	156,292

Net assets	$398,233,921	$6,477,386

Analysis of net assets:
Paid-in-capital	$520,929,549	$7,314,245
Total distributable earnings (deficits)A	(122,695,628)	(836,859)

Net assets	$398,233,921	$6,477,386

Shares outstanding at no par value (unlimited shares authorized):
R5 Class	6,685,694	N/A

Y Class	44,160,122	10,000

Investor Class	5,174,712	N/A

A Class	372,117	12,964

C Class	1,145,370	14,561

R6 Class	N/A	714,138

Net assets:
R5 Class	$46,282,796	N/A

Y Class	$305,728,868	$86,168

Investor Class	$35,767,335	N/A

A Class	$2,574,241	$111,692

C Class	$7,880,681	$125,459

R6 Class	N/A	$6,154,067

Net asset value, offering and redemption price per share:
R5 Class	$6.92	N/A

Y Class	$6.92	$8.62

Investor Class	$6.91	N/A

A Class	$6.92	$8.62

A Class (offering price)	$7.27	$8.96

C Class	$6.88	$8.62

R6 Class	N/A	$8.62

† Cost of investments in unaffiliated securities	$411,627,324	$6,756,587
‡ Cost of investments in affiliated securities	$24,495,667	$–
^ Cost of foreign currency	$13,688,429	$–
* As of January 31, 2023, foreign currency denominated in Ukrainian Hryvnia has a value of $6,302,788.

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended January 31, 2023

	Developing World Income Fund	NIS Core Plus Bond Fund
Investment income:
Dividend income from affiliated securities (Note 2)	$472,081	$–
Interest income†	40,211,273	196,084
Other income	769	–

Total investment income	40,684,123	196,084

Expenses:
Management and sub-advisory fees (Note 2)	3,456,221	32,122
Transfer agent fees:
R5 Class (Note 2)	23,120	–
Y Class (Note 2)	317,579	–
Investor Class	3,063	–
A Class	474	–
C Class	441	–
R6 Class	–	31
Custody and fund accounting fees	404,464	32,259
Professional fees	264,090	61,025
Registration fees and expenses	122,502	59,622
Service fees (Note 2):
Investor Class	144,788	–
A Class	2,538	–
C Class	8,576	–
Distribution fees (Note 2):
A Class	7,670	233
C Class	80,836	910
Dues and membership fees	–	6,875
Prospectus and shareholder report expenses	66,158	3,592
Trustee fees (Note 2)	34,442	477
Loan expense (Note 9)	4,918	32
Other expenses	32,047	4,519

Total expenses	4,973,927	201,697

Net fees waived and expenses (reimbursed) / recouped (Note 2)	–	(175,169	)A

Net expenses	4,973,927	26,528

Net investment income	35,710,196	169,556

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesB	(37,973,160)	(419,775)
Foreign currency transactions	(2,213,858)	–
Forward foreign currency contracts	1,678,615	–
Change in net unrealized (depreciation) of:
Investments in unaffiliated securitiesC	(37,854,466)	(218,233)
Foreign currency transactions	(101,939)	–
Forward foreign currency contracts	(452,768)	–

Net (loss) from investments	(76,917,576)	(638,008)

Net (decrease) in net assets resulting from operations	$(41,207,380)	$(468,452)

† Foreign taxes	$773,329	$–

A The Manager voluntarily reimbursed service fees in the amount of $204 for NIS Core Plus Bond Fund.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	Developing World Income Fund		NIS Core Plus Bond Fund
	Year Ended January 31, 2023	Year Ended January 31, 2022	Year Ended January 31, 2023	Year Ended January 31, 2022
Increase (decrease) in net assets:
Operations:
Net investment income	$35,710,196	$36,498,110	$169,556	$108,243
Net realized (loss) from investments in unaffiliated securities, foreign currency transactions, and forward foreign currency contracts	(38,508,403)	(6,706,913)	(419,775)	(27,733)
Change in net unrealized (depreciation) of investments in unaffiliated securities, foreign currency transactions, and forward foreign currency contracts	(38,409,173)	(6,449,062)	(218,233)	(163,313)

Net increase (decrease) in net assets resulting from operations	(41,207,380)	23,342,135	(468,452)	(82,803)

Distributions to shareholders:
Total retained earnings:
R5 Class	(2,892,344)	(4,110,907)	-	-
Y Class	(20,053,613)	(26,861,271)	(2,632)	(2,089)
Investor Class	(2,547,769)	(3,827,819)	-	-
A Class	(201,778)	(393,683)	(2,596)	(1,841)
C Class	(452,109)	(688,977)	(1,845)	(1,097)
R6 Class	-	-	(173,984)	(120,517)
Tax return of capital:
R5 Class	(1,139,483)	-	-	-
Y Class	(7,254,095)	-	-	-
Investor Class	(847,299)	-	-	-
A Class	(59,833)	-	-	-
C Class	(168,709)	-	-	-
R6 Class	-	-	-	-

Net distributions to shareholders	(35,617,032)	(35,882,657)	(181,057)	(125,544)

Capital share transactions (Note 10):
Proceeds from sales of shares	188,251,250	216,185,461	1,384,224	507,279
Reinvestment of dividends and distributions	33,890,452	33,905,524	46,426	17,676
Cost of shares redeemed	(259,947,586)	(167,227,928)	(240,839)	(368)
Redemption fees	189,537	126,505	-	-

Net increase (decrease) in net assets from capital share transactions	(37,616,347)	82,989,562	1,189,811	524,587

Net increase (decrease) in net assets	(114,440,759)	70,449,040	540,302	316,240

Net assets:
Beginning of year	512,674,680	442,225,640	5,937,084	5,620,844

End of year	$398,233,921	$512,674,680	$6,477,386	$5,937,084

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of January 31, 2023, the Trust consists of twenty-five active series, two of which are presented in this filing: American Beacon Developing World Income Fund and American Beacon NIS Core Plus Bond Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-three active series are reported in separate filings. From February 1, 2022 to January 3, 2023, the American Beacon Developing World Income Fund was known as American Beacon Frontier Markets Income Fund.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing London Inter-bank Offered Rate (“LIBOR”) or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06 Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848 which updates and clarifies ASU No. 2020-04. The amendments in this ASU defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management expects these ASUs will not have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminated the asset segregation framework used by funds to comply with Section 18 of the Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds were not required to fully comply with the new rule until August 19, 2022. Management has evaluated the implications of these changes, and has determined that there is no impact to the financial statements.

On December 3, 2020, the SEC adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management has evaluated the Valuation Rule, and has determined that there is no impact to the financial statements.

In June 2022, the FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820); Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which provides clarifying guidance that

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Management expects the ASU will not have a material impact on the Funds’ financial statements.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations such as broker-dealers or retirement plan sponsors - sold directly through intermediary channels.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. Foreign governments and their agencies may enact policies that delay or place limits on repatriation of local currency to U.S. dollars. Market quoted rates for immediate currency settlement may have access or transaction volume restrictions that are insufficient to convert a significant portion of a fund’s local currency denominated assets and liabilities to U.S. dollars. On February 24, 2022, monetary policies were enacted by the National Bank of Ukraine (the NBU”), limiting its local currency’s repatriation to ensure the steady functioning of the country’s financial system during the martial law legal regime. These policies significantly impact the ability of the Fund to convert local denominated assets and liabilities amounts to U.S. dollars using quoted immediate currency settlement rates. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income on a monthly basis and distributions of realized net capital gains and net gains or losses from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to a Fund will be paid from the assets of a Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

All Classes of the Developing World Income Fund impose a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of this Fund pro-rata based on the net assets.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreements with abrdn Investments Limited and Global Evolution USA, LLC for the American Beacon Developing World Income Fund and with National Investment Services of America, LLC for the American Beacon NIS Core Plus Bond Fund. Pursuant to the Investment Advisory Agreements, the Funds have agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on each Fund’s average daily net assets according to the following schedules:

abrdn Investments Limited

All Assets	0.50%

Global Evolution USA, LLC

All Assets	0.50%

National Investment Services of America, LLC

First $1.5 billion	0.20%
Over $1.5 billion	0.18%

The Management and Sub-Advisory Fees paid by the Funds for the year ended January 31, 2023 were as follows:

Developing World Income Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,438,882
Sub-Advisor Fees	0.50%	2,017,339

Total	0.85%	$3,456,221

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

NIS Core Plus Bond Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$20,441
Sub-Advisor Fees	0.20%	11,681

Total	0.55%	$32,122

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended January 31, 2023, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Developing World Income	$310,865
NIS Core Plus Bond	(33)

As of January 31, 2023, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Developing World Income	$25,447
NIS Core Plus Bond	–

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds listed below held the following shares with a January 31, 2023 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	January 31, 2023 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	January 31, 2023 Fair Value
U.S. Government Money Market Select	Direct	Developing World Income	$24,495,667	$-	$-	$472,081	$24,495,667

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended January 31, 2023, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Developing World Income	$26,337

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended January 31, 2023, the Developing World Income Fund borrowed on average $15,539,388 for 5 days at an average interest rate of 0.88% with interest charges of $1,873. These amounts are recorded as “Other expenses” in the Statements of Operations. During the year ended January 31, 2023, the NIS Core Plus Bond Fund did not utilize the credit facility.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds, through May 31, 2023, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Funds’ expense cap. During the year ended January 31, 2023, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap
Fund	Class	2/1/2022 – 5/31/2022	6/1/2022 – 1/31/2023	Reimbursed Expenses	(Recouped) Expenses	Expiration of Reimbursed Expenses
NIS Core Plus Bond	Y	0.53%	0.53%	$2,501	$–	2025-2026
NIS Core Plus Bond	A	0.78%	0.78%	2,630	–	2025-2026
NIS Core Plus Bond	C	1.53%	1.53%	2,575	–	2025-2026
NIS Core Plus Bond	R6	0.43%	0.43%	167,259	–	2025-2026

Of the above amounts, $11,601 was disclosed as a Receivable for expense reimbursement on the Statements of Assets and Liabilities at January 31, 2023 for NIS Core Plus Bond Fund.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2025 and 2026. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
NIS Core Plus Bond	$-	$211,375	$-	$2023-2024
NIS Core Plus Bond	-	271,174	-	2024-2025

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of A Class sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended January 31, 2023, RID collected $1,364 for Developing World Income Fund from the sale of A Class Shares. There were no sales charges collected for A Class Shares of NIS Core Plus Bond Fund.

A CDSC of 0.50% will be deducted with respect to A Class Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the A Class Shares redeemed. During the year ended January 31, 2023, there were no CDSC fees collected for the A Class Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to C Class Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the C Class Shares redeemed. During the year ended January 31, 2023, CDSC fees of $272 were collected for the C Class Shares of Developing World Income Fund. There were no CDSC fees collected for the C Class Shares of NIS Core Plus Bond Fund.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of January 31, 2023, one shareholder has been identified as representing an affiliated significant ownership of approximately 67% for the NIS Core Plus Bond Fund.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

The Valuation Rule establishes requirements for determining fair value in good faith for purposes of the Act, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available,” which is the threshold for determining whether a Fund must fair value a security. Among other things, the Valuation Rule permits the Board to designate the Manager as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Manager’s fair value determinations. Effective September 8, 2022, the Board has designated the Manager as valuation designee to perform fair value functions in accordance with the requirements of the Valuation Rule. Prior to September 8, 2022, fair value determinations were made pursuant to methodologies approved by the Board.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used for fixed-income securities and when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests as described below. In addition, the Funds may invest in illiquid securities requiring these procedures.

A Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before a Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all a Fund’s portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Manager, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Manager’s Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. A Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of a Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust Manager’s fair valuation procedures for a Fund.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

With respect to a Fund’s investments that do not have readily available market quotations, the Board has designated the Adviser as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). If market prices are not readily available or are deemed unreliable, the Valuation Designee will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Valuation Designee may cause the NAV of a Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if a Fund were to sell the investment at approximately the time at which a Fund determines its NAV.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as foreign currency contracts and structured notes, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4.  Securities and Other Investments

Asset-Backed Securities (“ABS”)

ABS are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables, home equity loans, and student loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables or credit card receivables. The NIS Core Plus Bond Fund is permitted to invest in ABS, subject to the Fund’s rating and quality requirements.

The value of an ABS is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of ABS are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the ABS’s par value. Value is also affected if any credit enhancement has been exhausted.

Commercial Mortgage-Backed Securities (“CMBS”)

CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real estate property. CMBS are generally multi-class or passthrough securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. CMBS may be structured with multiple tranches, with subordinate tranches incurring greater risk of loss in exchange for a greater yield. The commercial mortgage loans that underlie CMBS often are structured so that a substantial portion of the loan principal, rather than being amortized over the loan term, is instead payable at maturity (as a “balloon payment”). Repayment of a significant portion of loan principal thus often depends upon the future availability of real estate financing (to refinance the loan) and/or upon the value and sale ability of the real estate at the relevant time. If borrowers are not able or willing to refinance or dispose of the encumbered property to pay the principal and interest owed on such mortgage loans, payments on the related CMBS (particularly subordinated classes of CMBS) will likely be adversely affected. The ultimate extent of the loss, if any, may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure of the mortgage encumbering the property and subsequent liquidation of the property, which can be costly and delayed by litigation and/or bankruptcy. The NIS Core Plus Bond Fund is permitted to invest in CMBS, subject to the Fund’s rating and quality requirements.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

Collateralized Mortgage Obligations (“CMO”)

CMOs and interests in real estate mortgage investment conduits are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage passthrough securities into different groups referred to as “tranches,” which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association (“FNMA”), a government-sponsored corporation owned entirely by private stockholders, and the Federal Home Loan Mortgage Corp (“FHLMC”), a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A Real Estate Mortgage Investment Conduit (“REMIC”), is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. A REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs. The NIS Core Plus Bond Fund is permitted to invest in CMOs, subject to the Fund’s rating and quality requirements.

Credit-Linked Notes

The Developing World Income Fund may invest in credit-linked notes (“CLNs”). CLNs are derivative debt obligations that are issued by limited purpose entities, such as Special Purpose Vehicles (“SPVs”), or by financial firms, such as banks, securities firms or their affiliates. They are structured so that their performance is linked to that of an underlying bond or other debt obligation (a “reference asset”), normally by means of an embedded or underlying credit default swap. The reference assets for the CLNs in which the Fund may invest will be limited to sovereign or quasi-sovereign debt instruments or other investments in which the Fund’s investment policies permit it to invest directly. The Fund may invest in CLNs when the Fund’s Sub-Advisor believes that doing so is more efficient than investing in the reference assets directly or when such direct investment by the Fund is not feasible due to legal or other restrictions.

The issuer or one of the affiliates of the issuer of the CLNs in which the Fund will invest, normally will purchase the reference asset underlying the CLN directly, but in some cases it may gain exposure to the reference asset through a credit default swap or other derivative. Under the terms of a CLN, the Fund will receive a fixed or variable rate of interest on the outstanding principal amount of the CLN, which in turn will be subject to reduction (potentially down to zero) if a “credit event” occurs with respect to the underlying reference asset or its issuer. Such credit events will include payment defaults on the reference asset, and normally will also include events that do not involve an actual default, such as actual or potential insolvencies, repudiations of indebtedness, moratoria on payments, reference asset restructurings, limits on the convertibility or repatriation of currencies, and the imposition of ownership restrictions. If a credit event occurs, payments on the CLN would terminate, and the Fund normally would receive delivery of the underlying reference asset (or, in some cases, a comparable “deliverable” asset) in lieu of the repayment of principal. In some cases, however, including but not limited to instances where there has been a market disruption or in which it is or has become illegal, impossible or impracticable for the Fund to purchase, hold or receive the reference assets, the Fund may receive a cash settlement based on the value of the reference asset or a comparable instrument, less fees charged and certain expenses incurred by the CLN issuer.

CLNs are debt obligations of the CLN issuers, and the Fund would have no ownership or other property interest in the reference assets (other than following a credit event that results in the reference assets being delivered to the Fund) or any direct recourse to the issuers of those reference assets. Thus, the Fund will be exposed to the credit risk of the issuers of the reference assets that underlie its CLNs, as well as to the credit risk of the issuers of the CLNs themselves. CLNs will also be subject to currency risk, liquidity risk, valuation risks, and the other risks of a credit default swap. Various determinations that may need to be made with respect to the CLNs, including the occurrence of a credit event, the selection of deliverable assets (where applicable) and the

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

valuation of the reference asset for purposes of determining any cash settlement amount, normally will be made by the issuer or sponsor of the CLN. The interests of such issuer or sponsor may not be aligned with those of the Fund or other investors in the CLN. Accordingly, CLNs may also be subject to potential conflicts of interest. There may be no established trading market for the Fund’s CLNs, in which event they may constitute illiquid investments.

Fixed-Income Investments

The Funds may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Funds’ NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage-backed securities (“MBS”) and ABS, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying MBS and ABS, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Debt Securities

The Funds may invest in foreign fixed and floating rate income securities (including developing market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Funds’ investments in such securities. The cost of servicing foreign debt will generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The Fund’s foreign debt securities may be held outside of the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the Investment Company Act. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers and the risks similar to those of foreign securities , such as the fact that foreign markets can be extremely volatile, foreign debt securities may be less liquid than securities of U.S. issuers, and transaction fees, custodial costs, currency conversion costs and other fees are generally higher for foreign debt securities. In addition, developing markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor. The prices of such securities may be more volatile than those of domestic securities. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities, and such levels may not be sustainable. The economies of many of the countries in which the Fund may invest are not as developed as the U.S. economy, and individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Developing Market Investments

The Funds may invest in the securities and derivatives with exposure to various countries with developing capital markets. Investments in the securities and derivatives with exposure to countries with developing capital markets involve significantly higher risks not involved in investments in securities in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities from more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, (v) the lack or relatively early development of legal structures governing private and foreign investments and private property, and (vi) less diverse or immature economic structures. In addition to withholding taxes on investment income, some countries with developing capital markets may impose differential capital gain taxes on foreign investors.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

held by a Fund qualify under Rule 144A and an institutional market develops for those securities, a Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as a Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. The Manager and the sub-advisor will carefully monitor a Fund’s investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing a Fund’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Fund’s NAV.

Restricted securities outstanding during the year ended January 31, 2023 are disclosed in the Notes to the Schedules of Investments.

Inflation-Indexed Linked Securities

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Municipal Securities

Municipal securities may include general obligation bonds, municipal lease obligations, resource recovery obligations, and revenue obligations. The NIS Core Plus Bond Fund may invest in municipal securities the interest on which is excludable from gross income for federal income tax purposes (“tax-exempt”), as well as municipal securities the interest on which is taxable. Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest or principal payments on a security as they become due. Municipal securities are also subject to interest rate risk. A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. A number of municipalities may face severe financial hardship making the possibility of their

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

defaulting on obligations, and/or declaring bankruptcy where allowable, a risk to the value of municipal securities held by the Fund. General obligation bonds are secured by the pledge of the issuer’s full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government. Municipal lease obligations are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality’s credit and thus interest thereon may become taxable if the lease is assigned. If funds are not appropriated for the following year’s lease payments, a lease may terminate with the possibility of default on the lease obligation. Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations. Revenue obligations are backed by the revenue cash flow of a project or facility. The interest on such obligations is payable only from the revenues derived from a particular project, facility, specific excise tax or other revenue source. Revenue obligations are not a debt or liability of the local or state government and do not obligate that government to levy or pledge any form of taxation or to make any appropriation for payment.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds at times may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Funds can invest free cash balances in registered open-end investment companies regulated as money market funds under the Act, to provide liquidity or for defensive purposes. The Funds could invest in money market funds rather than purchasing individual short-term investments. If the Funds invest in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Funds invest, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Real Estate Related Investments

A Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, REITs, and common, preferred and convertible securities of issuers in real estate-related industries. Adverse economic, business or political developments affecting real estate could have a major effect on the value of a Fund’s investments. Investing in securities issued by real estate and real estate-related companies may subject the Fund to risks associated with the direct ownership of real estate. Changes in interest rates, debt leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of the Funds

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

investment in real estate securities. Real estate securities are dependent upon specialized management skills at the operating company level, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of properties. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. The real estate industry tends to be cyclical. Such cycles may adversely affect the value of a Fund’s portfolio. A Fund will indirectly bear a proportionate share of a REIT’s ongoing operating fees and expense. In addition, a REIT is subject to the possibility of failing to (a) qualify for tax-free “pass-through” of distributed net income and net realized gains under the Internal Revenue Code and (b) maintain exemption eligibility from Investment Company Act registration requirements.

Sovereign and Quasi-Sovereign Government and Supranational Debt

The Funds can invest in debt securities issued or guaranteed by foreign governments and their political subdivisions or agencies which involve special risks. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in frontier and emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in frontier and emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by government owned, controlled or sponsored entities located in frontier and emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; participations in loans between frontier and emerging market governments and financial institutions; and Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

Supranational entities may also issue debt securities. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Included among these organizations are the Asian Development Bank, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal to the extent their assets are insufficient. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.

Variable or Floating Rate Obligations

The interest rates payable on certain fixed-income securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The Funds may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Funds with a certain degree of protection against rises in interest rates, the Funds will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

U.S. Agency Obligations - Federal National Mortgage Association (“FNMA”)

FNMA Guaranteed Mortgage Pass-Through Certificates or Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Funds may have exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts in non-U.S. currencies and by purchasing securities denominated in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar and affect a Fund’s investments in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Not all forward contracts require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of securities, or the cash value of the securities or the securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Non-Deliverable Forward (“NDF”) currency contract is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount.

During the year ended January 31, 2023, the Developing World Income Fund entered into forward foreign currency contracts primarily for taking exposure to foreign currencies or return enhancement and hedging foreign currency fluctuations.

The Developing World Income Fund’s forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Year Ended January 31, 2023
Fund	Purchased Contracts	Sold Contracts
Developing World Income	$883,578	$37,184,520

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

The following is a summary of the fair valuations of the Developing World Income Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statements of Assets and Liabilities as of January 31, 2023:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$–	$3,995	$–	$–	$–	$3,995

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$–	$(163,884)	$–	$–	$–	$(163,884)

The effect of financial derivative instruments on the Statements of Operations as of January 31, 2023:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$1,678,615	$–	$–	$–	$1,678,615

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$(452,768)	$–	$–	$–	$(452,768)

1) See Note 3 in the Notes to Financial Statements for additional information.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, January 31, 2023.

Developing World Income Fund

Offsetting of Financial and Derivative Assets as of January 31, 2023:
	Assets	Liabilities
Forward Foreign Currency Contracts	$3,995	$163,884

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$3,995	$163,884

Total derivative assets and liabilities subject to an MNA	$3,995	$163,884

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of January 31, 2023:
	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
Counterparty			Non-Cash Collateral Pledged(1)	Cash Collateral Pledged(1)
Hongkong and Shanghai Banking Corporation Ltd.	$3,995	$-	$-	$-	$3,995

	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
Counterparty			Non-Cash Collateral Received(1)	Cash Collateral Received(1)
Barclays Bank PLC	$23,881	$-	$-	$-	$23,881
JPMorgan Chase Bank N.A.	2,309	-	-	-	2,309
Merrill Lynch International	130,585	-	-	-	130,585
State Street Bank & Trust Co.	7,109	-	-	-	7,109

Total	$163,884	$-	$-	$-	$163,884

(1) The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, credit risk, interest rate risk, prepayment risk and extension risk. A decline in the credit quality of the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. A Collateralized Mortgage Obligation (“CMO”) is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal on CMOs is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by government agencies, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. Commercial mortgage-backed securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. CMBS are subject to the risks generally associated with mortgage-backed securities. CMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgages. CMBS also are subject to many of the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds. As a result, a Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a loan, may fail, or become less able, to make timely payments of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the sub-advisor require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Funds may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and may make it difficult for a Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since a Fund can invest significantly in high yield investments that are considered speculative in nature, this risk maybe substantial. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of a Fund’s securities, could affect a Fund’s performance.

Currency Risk

The Funds may have exposure to foreign currencies by using various instruments described below. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the Funds’ investments in non-U.S. currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, non U.S. currencies.

Custody Risk

The Funds may invest in markets that are less developed than those in the U.S., which may expose the Funds to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Investments in frontier and emerging markets may be subject to greater custody risks than investments in more developed markets.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those securities. Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If a sub-advisor incorrectly forecasts stock market values, or the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for a Fund, a Fund could lose money. In addition, leverage embedded in a derivative instrument can expose a Fund to greater risk and increase its costs. Gains or losses in the value of a derivative instrument may be magnified and be much greater than the derivative’s original cost (generally the initial margin deposit). There may also be material and prolonged deviations between the theoretical value and realizable value of a derivative. Some

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment, for example, where a Fund may be called upon to deliver a security it does not own. As a result, a Fund could lose more than the amount it invests. Derivatives may at times be illiquid and may be more volatile than other types of investments. A Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Certain derivatives may also be difficult to value, and valuation may be more difficult in times of market turmoil.

A Fund may buy or sell derivatives not traded on organized exchanges. A Fund may also enter into transactions that are not cleared through clearing organizations. These types of transactions may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, a Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty. Certain derivatives require a Fund to post margin to secure its future obligation; if a Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements at a time when it maybe disadvantageous to do so. A Fund’s use of derivatives also may create financial leverage, which may result in losses that exceed the amount originally invested and accelerate the rate of losses. Suitable derivatives may not be available in all circumstances, and there can be no assurance that a Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a sub-advisor may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had a Fund not used the hedging instruments. A Fund may not hedge certain risks in particular situations, even if suitable instruments are available.

A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations. Ongoing changes to the regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit a Fund’s ability to pursue its investment strategies. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation may make derivatives more costly, may limit their availability, may disrupt markets, or may otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively over-the counter and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.

Developing Markets Risk

When investing in developing markets, the risks of investing in foreign securities are heightened. Developing markets have unique risks that are greater than, or in addition to, the risks associated with investing in developed markets because developing markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political and economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; the imposition of economic sanctions or other government restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for developing market securities; trading suspensions and other restrictions on investment; delays and disruptions in securities settlement procedures; greater sensitivity to interest rate changes; currency exchange rate volatility and currency inflation or deflation; and significant limitations on investor rights and recourse. The economies and political environments of developing market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. The governments of developing market countries may also be more unstable and more

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices.

Developing market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and less reliable clearance and settlement, registration, and custodial procedures. In addition, there may be less publicly available or less reliable information about issuers in developing markets than would be available about issuers in developed markets, which can impede a sub-advisor’s ability to accurately evaluate foreign securities. Such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Certain developing market countries have material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities, which hinder the ability to engage in independent oversight or inspection of accounting firms located in or operating in certain developing markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of such developing market issuers meet PCAOB standards. Developing markets may possess less developed regulatory or legal structures governing private and foreign investment. In certain developing market countries, market manipulation, fraud and corruption may be more prevalent than in developed market countries, and investor protections may be more limited than those in other countries. It may be difficult to obtain or enforce legal judgments against non-U.S. companies and non-U.S. persons in foreign jurisdictions, either through the foreign judicial system or through a private arbitration process. Certain developing markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. Additional risks may include: inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers. These matters have the potential to impact the Fund’s investment objectives and performance.

The risks of investing in developing market countries are magnified in developing market countries, which generally have smaller economies and less developed capital markets and legal, regulatory and political systems than other developing market countries. The magnification of risks is generally the result of: (1) the potential for extreme price volatility and illiquidity in developing markets; (2) government ownership or control of parts of the private sector or other protectionist measures, including managed adjustments in relative currency values, trade barriers, and exchange controls; (3) large currency fluctuations; (4) fewer companies and investment opportunities; or (5) inadequate investor protections and regulatory enforcement, and the relatively new and unsettled securities laws in many developing countries. Investments that the Fund holds may be exposed to these risks, which could have a negative impact on their value.

Environmental, Social, and/or Governance Investing Risk

The Developing World Income Fund’s incorporation of environmental, social and/or governance (“ESG”) considerations, including criteria as determined by the sub-advisor, in its investment strategy may cause it to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the ESG investment considerations used by a Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in a Fund. A Fund’s ESG investment considerations may also affect a Fund’s exposure to certain sectors or types of investments, which may impact a Fund’s relative investment performance depending on the performance of issuers in those sectors relative to issuers in the broader market. A Fund may not be able to take advantage of certain investment opportunities due to these considerations, which may adversely affect investment performance. A Fund may underperform funds that do not incorporate these considerations. A Fund’s sub-advisor is dependent on available information to assist in the use of ESG investment considerations, and, because there are few generally accepted standards to use in such considerations, the information and considerations used for a Fund may differ from the information and considerations used for other funds. The limited availability of such information, as well as errors in or omissions from such information could result in incorrect evaluations of potential investments. There is no guarantee that a Fund’s efforts to select investments that meet a Fund’s ESG investing considerations will be successful.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Funds invest a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of developing market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in developing markets, the risks of investing in foreign securities are heightened.

Interest Rate Risk

Investments in fixed-income securities or derivatives that are influenced by interest rates are subject to interest rate risk. The value of the Funds’ fixed-income investments typically will fall when interest rates rise. The Funds may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. Yields of debt securities will fluctuate over time. As of the date of this Prospectus, interest rates are historically low. During periods of very low or negative interest rates, the Funds may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Funds are exposed to such interest rates. To the extent the Funds hold an investment with a negative interest rate to maturity, the Funds would generate a negative return on that investment. Conversely, in the future, interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Funds.

Leverage Risk

The Funds’ use of futures, forward foreign currency contracts, swaps, other derivative instruments and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Funds will have the potential for greater losses than if the Funds do not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of an increase or decrease in the Funds’ exposure to an asset or class of assets and may cause the Funds’ NAV to be volatile.

LIBOR Risk

Certain of the instruments identified in a Fund’s principal investment strategies have variable or floating coupon rates that are based on LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. LIBOR is produced daily by averaging the rates reported by a number of banks and may be a significant factor in determining a Fund’s payment obligations under a derivative instrument, the cost of financing to a Fund, or an

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

investment’s value or return to a Fund, and may be used in other ways that affect a Fund’s performance. Arrangements are underway to phase out the use of LIBOR. These arrangements and any additional regulatory or market changes may have an adverse impact on a Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

Regulators and market participants are working together to identify or develop successor Reference Rates. Additionally, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, there remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund and the financial markets generally, and the termination of certain Reference Rates presents risks to a Fund. Financial industry groups have begun planning for a transition to the use of a different Reference Rate or benchmark rate, but there are obstacles to converting certain securities and transactions to a new Reference Rate or benchmark rate. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which would impact the Fund. While some LIBOR-based instruments may contemplate a scenario where LIBOR becomes unavailable by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such methodologies. In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for a Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a Fund or on its overall financial condition or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a Fund’s performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, any of the effects described above could occur prior to the official phasing out of LIBOR.

Liquidity Risk

When there is little or no active trading market for a specific type of security, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by a Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, a Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Market Timing Risk

The Developing World Income Fund is subject to the risk of market timing activities due to the nature of its investments, which requires the Fund in certain instances to fair value certain of its investments. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high-yield and foreign securities. The limited trading activity of some high-yield securities may result in market prices that do not reflect the true market value of these securities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund price its shares. In such instances, the Fund may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the NAV of the Fund’s shares. While the Manager monitors trading in the Fund, there is no guarantee that it can detect all market timing activities.

Municipal Securities Risk

The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. Changes in market conditions may directly impact the liquidity and valuation of municipal securities, which may, in turn, adversely affect the yield and value of the Fund’s municipal securities investments. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded, or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

worse. Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market.

Other Investment Companies Risk

To the extent that the Funds invest in shares of other registered investment companies, a Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to a Fund’s direct fees and expenses. If the Funds invest in other investment companies, a Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to a Fund’s shareholders when distributed to them. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a Fund’s investment may decline, adversely affecting a Fund’s performance. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, a Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Prepayment and Extension Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of ABS, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. A Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a Fund buys those securities at a premium, accelerated prepayments on those securities could cause a Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the pandemic has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model and has disrupted the supply chains that many businesses depend on. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Funds may be increased.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

as a result. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve has started to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

Slowing global economic growth, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Redemption Risk

The Funds may experience periods of heavy redemptions that could cause the Funds to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Funds, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Funds’ performance. This risk is heightened if the Fund invests in market securities, which are generally less liquid than the securities of U.S. and other developed markets. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Funds to have to distribute substantial capital gains.

Sovereign and Quasi Sovereign Debt Risk

An investment in sovereign and quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign and quasi-sovereign debt securities. These investments are issued or guaranteed by a sovereign government or entity affiliated with or backed by a sovereign government. The issuer of the sovereign or quasi-sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Funds may have limited recourse in the event of a default. In addition, these investments are subject to risk of payment delays or defaults due to (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

repay debts. It may be particularly difficult to enforce the rights of debt holders in frontier and emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or receive further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging and frontier markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain frontier and emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain frontier and emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Investments in government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association (‘‘Ginnie Mae’’); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Funds hold securities of such issuers, it might not be able to recover its investment from the U.S. Government. U.S. government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing.

U.S. Treasury Obligations Risk

The value of U.S. Treasury obligations may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shut down, may also cause investors to lose confidence in the U.S. government and may cause the value of U.S. Treasury obligations to decline.

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, SEC rules an applicable accounting protocols may require a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if a Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

Variable and Floating Rate Securities Risk

The coupons on certain fixed-income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, Secured Overnight Financing Rate (“SOFR”), LIBOR or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Variable and floating rate securities are less effective at locking in a particular yield and are subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended January 31, 2023 for the Developing World Income Fund and the tax years in the three year period ended January 31, 2023 for NIS Core Plus Bond Fund remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, Management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

The tax character of distributions paid were as follows:

	Developing World Income Fund		NIS Core Plus Bond Fund
	Year Ended January 31, 2023	Year Ended January 31, 2022	Year Ended January 31, 2023	From September 10, 2020 to January 31, 2022
Distributions paid from:
Ordinary income*
R5 Class	$2,892,344	$4,110,907	$-	$-
Y Class	20,053,613	26,861,271	2,632	2,089
Investor Class	2,547,769	3,827,819	-	-
A Class	201,778	393,683	2,596	1,841
C Class	452,109	688,977	1,845	1,097
R6 Class	-	-	173,984	120,517
Return of capital
R5 Class	1,139,483	-	-	-
Y Class	7,254,095	-	-	-
Investor Class	847,299	-	-	-
A Class	59,833	-	-	-
C Class	168,709	-	-	-
R6 Class	-	-	-	-

Total distributions paid	$35,617,032	$35,882,657	$181,057	$125,544

*For tax purposes, short-term capital gains are considered ordinary income distributions.

As of January 31, 2023, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Developing World Income	$441,351,454	$9,446,552	$(75,015,925)	$(65,569,373)
NIS Core Plus Bond	6,792,308	50,754	(438,801)	(388,047)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Developing World Income	$(65,569,373)	$-	$-	$(57,126,255)	$-	$(122,695,628)
NIS Core Plus Bond	(388,047)	15,182	-	(451,157)	(12,837)	(836,859)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the tax deferral of late year losses, unused capital losses, premium amortization accruals, the tax deferral of losses from straddles, dividends payable, interest income recognized for tax purposes on defaulted bonds, and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

There were no permanent differences in the funds as of January 31, 2023.

For federal income tax purposes, the Funds measure their capital loss carryforwards annually at January 31, their fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future capital gains with no expiration date.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

As of January 31, 2023, the Funds had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Developing World Income	$16,615,351	$37,849,873
NIS Core Plus Bond	266,463	184,694

The Funds are permitted for tax purposes to defer into the next fiscal year qualified late year losses. Qualified late year capital losses are any capital losses incurred after October 31 through the Funds’ fiscal year end, January 31, 2023. Qualified late year ordinary losses are specified losses generally incurred after October 31 and ordinary losses incurred after December 31 through the end of the Funds’ fiscal year, January 31, 2023. For the year ended January 31, 2023, Developing World Income Fund deferred $2,661,031 in ordinary loss to February 1, 2023.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended January 31, 2023 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Developing World Income	$155,896,804	$-	$185,549,828	$-
NIS Core Plus Bond	2,815,195	5,228,355	2,718,018	3,892,458

A summary of the Funds’ transactions in the USG Select Fund for the year ended January 31, 2023 were as follows:

Fund	Type of Transaction	January 31, 2022 Shares/Fair Value	Purchases	Sales	January 31, 2023 Shares/Fair Value
Developing World Income	Direct	$23,538,642	$309,620,569	$308,663,544	$24,495,667

9.  Borrowing Arrangements

Effective November 11, 2022 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 9, 2023, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 9, 2023, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended January 31, 2023, the Funds did not utilize these facilities.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Year Ended January 31,
	2023		2022
Developing World Income Fund	Shares	Amount	Shares	Amount
Shares sold	4,715,478	$33,404,625	1,736,728	$14,517,675
Reinvestment of dividends	386,382	2,681,033	301,639	2,517,293
Shares redeemed	(4,285,243)	(29,595,131)	(4,217,151)	(35,098,537)
Redemption fees	-	21,436	-	12,463

Net increase (decrease) in shares outstanding	816,617	$6,511,963	(2,178,784)	$(18,051,106)

	Y Class
	Year Ended January 31,
	2023		2022
Developing World Income Fund	Shares	Amount	Shares	Amount
Shares sold	19,169,843	$135,775,314	21,396,209	$179,081,861
Reinvestment of dividends	3,864,397	27,039,052	3,183,863	26,587,733
Shares redeemed	(27,553,889)	(196,186,049)	(13,080,705)	(109,057,836)
Redemption fees	-	143,583	-	96,927

Net increase (decrease) in shares outstanding	(4,519,649)	$(33,228,100)	11,499,367	$96,708,685

	Investor Class
	Year Ended January 31,
	2023		2022
Developing World Income Fund	Shares	Amount	Shares	Amount
Shares sold	2,450,057	$17,680,039	2,327,011	$19,468,870
Reinvestment of dividends	470,820	3,300,451	449,412	3,748,791
Shares redeemed	(4,108,014)	(28,942,362)	(2,345,620)	(19,601,985)
Redemption fees	-	19,286	-	13,145

Net increase (decrease) in shares outstanding	(1,187,137)	$(7,942,586)	430,803	$3,628,821

	A Class
	Year Ended January 31,
	2023		2022
Developing World Income Fund	Shares	Amount	Shares	Amount
Shares sold	90,753	$625,456	252,687	$2,123,367
Reinvestment of dividends	35,907	255,424	45,528	379,950
Shares redeemed	(472,640)	(3,447,449)	(138,758)	(1,159,144)
Redemption fees	-	1,458	-	1,456

Net increase (decrease) in shares outstanding	(345,980)	$(2,565,111)	159,457	$1,345,629

	C Class
	Year Ended January 31,
	2023		2022
Developing World Income Fund	Shares	Amount	Shares	Amount
Shares sold	110,667	$765,816	118,977	$993,688
Reinvestment of dividends	88,347	614,492	80,821	671,757
Shares redeemed	(258,407)	(1,776,595)	(278,210)	(2,310,426)
Redemption fees	-	3,774	–	2,514

Net (decrease) in shares outstanding	(59,393)	$(392,513)	(78,412)	$(642,467)

American Beacon FundsSM

Notes to Financial Statements

January 31, 2023

	Y Class
	Year Ended January 31,
	2023		2022
NIS Core Plus Bond Fund	Shares	Amount	Shares	Amount
Shares sold	-	$-	-	$-
Reinvestment of dividends	-	-	-	-
Shares redeemed	-	-	-	-
Redemption fees	-	-	-	-

Net increase (decrease) in shares outstanding	-	$-	-	-

	A Class
	Year Ended January 31,
	2023		2022
NIS Core Plus Bond Fund	Shares	Amount	Shares	Amount
Shares sold	2,942	$23,948	-	$-
Reinvestment of dividends	22	183	-	-
Shares redeemed	-	-	-	-
Redemption fees	-	-	-	-

Net increase in shares outstanding	2,964	$24,131	-	$-

	C Class
	Year Ended January 31,
	2023		2022
NIS Core Plus Bond Fund	Shares	Amount	Shares	Amount
Shares sold	4,551	$38,182	-	$-
Reinvestment of dividends	10	87	-	-
Shares redeemed	-	-	-	-
Redemption fees	-	-	-	-

Net increase in shares outstanding	4,561	$38,269	-	$-

	R6 Class
	Year Ended January 31,
	2023		2022
NIS Core Plus Bond Fund	Shares	Amount	Shares	Amount
Shares sold	153,707	$1,322,094	51,485	$507,279
Reinvestment of dividends	5,345	46,156	1,786	17,676
Shares redeemed	(27,839)	(240,839)	(37)	(368)
Redemption fees	-	-	-	-

Net increase in shares outstanding	131,213	$1,127,411	53,234	$524,587

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon Developing World Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended January 31,
	2023	2022	2021		2020		2019B

Net asset value, beginning of period	$8.16	$8.34	$8.83		$8.68		$9.62

Income (loss) from investment operations:
Net investment income	0.61	0.68	0.57		0.76		0.80
Net gains (losses) on investments (both realized and unrealized)	(1.24)	(0.20)	(0.45)		0.15		(0.96)

Total income (loss) from investment operations	(0.63)	0.48	0.12		0.91		(0.16)

Less distributions:
Dividends from net investment income	(0.44)	(0.66)	(0.27)		(0.74)		(0.78)
Distributions from net realized gains	-	-	-		-		-
Tax return of capital	(0.17)	-	(0.34	)C	(0.02	)C	-

Total distributions	(0.61)	(0.66)	(0.61)		(0.76)		(0.78)

Redemption fees added to beneficial interestsD	-	-	-		-		-

Net asset value, end of period	$6.92	$8.16	$8.34		$8.83		$8.68

Total returnE	(7.50)%	5.80%	1.90%		11.00%		(1.58)%

Ratios and supplemental data:
Net assets, end of period	$46,282,796	$47,897,191	$67,157,974		$71,344,608		$62,523,243
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.12%	1.06%	1.09%		1.11%		1.20%
Expenses, net of reimbursements and/or recoupments	1.12%	1.06%	1.09%		1.16	%F	1.17	%F
Net investment income, before expense reimbursements and/or recoupments	8.81%	7.79%	7.09%		8.92%		8.87%
Net investment income, net of reimbursements and/or recoupments	8.81%	7.79%	7.09%		8.87%		8.90%
Portfolio turnover rate	42%	39%	54%		39%		21%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	On October 1, 2018, abrdn Investments Limited (f/k/a. Aberdeen Asset Managers Limited) began managing a portion of the assets of the American Beacon Developing World Income Fund.
C	Tax return of capital is calculated based on shares outstanding at the time of distribution.
D	Amount represents less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F

Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 1.15% for the year ended 2020 and 2019, respectively.

See accompanying notes

American Beacon Developing World Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended January 31,
	2023	2022	2021		2020		2019A

Net asset value, beginning of period	$8.16	$8.35	$8.84		$8.68		$9.63

Income (loss) from investment operations:
Net investment income	0.61	0.65	0.58		0.77		0.74
Net gains (losses) on investments (both realized and unrealized)	(1.25)	(0.19)	(0.46)		0.14		(0.92)

Total income (loss) from investment operations	(0.64)	0.46	0.12		0.91		(0.18)

Less distributions:
Dividends from net investment income	(0.43)	(0.65)	(0.27)		(0.73)		(0.77)
Distributions from net realized gains	-	-	-		-		-
Tax return of capital	(0.17)	-	(0.34	)B	(0.02	)B	-

Total distributions	(0.60)	(0.65)	(0.61)		(0.75)		(0.77)

Redemption fees added to beneficial interestsC	-	-	-		-		-

Net asset value, end of period	$6.92	$8.16	$8.35		$8.84		$8.68

Total returnD	(7.55)%	5.61%	1.85%		11.08%		(1.76)%

Ratios and supplemental data:
Net assets, end of period	$305,728,868	$397,300,935	$310,325,331		$303,866,061		$151,728,470
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.17%	1.13%	1.14%		1.19%		1.29%
Expenses, net of reimbursements and/or recoupments	1.17%	1.13%	1.14%		1.22	%E	1.27	%E
Net investment income, before expense reimbursements and/or recoupments	8.74%	7.86%	7.13%		9.11%		8.79%
Net investment income, net of reimbursements and/or recoupments	8.74%	7.86%	7.13%		9.08%		8.80%
Portfolio turnover rate	42%	39%	54%		39%		21%

A	On October 1, 2018, abrdn Investments Limited (f/k/a. Aberdeen Asset Managers Limited) began managing a portion of the assets of the American Beacon Developing World Income Fund.
B	Tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E

Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 1.21% and 1.25% for the year ended 2020 and 2019, respectively.

See accompanying notes

American Beacon Developing World Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended January 31,
	2023	2022	2021		2020		2019A

Net asset value, beginning of period	$8.15	$8.33	$8.82		$8.67		$9.61

Income (loss) from investment operations:
Net investment income	0.60	0.62	0.57		0.73		0.74
Net gains (losses) on investments (both realized and unrealized)	(1.25)	(0.17)	(0.47)		0.15		(0.93)

Total income (loss) from investment operations	(0.65)	0.45	0.10		0.88		(0.19)

Less distributions:
Dividends from net investment income	(0.43)	(0.63)	(0.27)		(0.71)		(0.75)
Distributions from net realized gains	–	–	–		–		–
Tax return of capital	(0.16)	–	(0.32	)B	(0.02	)B	–

Total distributions	(0.59)	(0.63)	(0.59)		(0.73)		(0.75)

Redemption fees added to beneficial interestsC	-	–	–		–		–

Net asset value, end of period	$6.91	$8.15	$8.33		$8.82		$8.67

Total returnD	(7.81)%	5.47%	1.56%		10.71%		(1.94)%

Ratios and supplemental data:
Net assets, end of period	$35,767,335	$51,845,178	$49,433,819		$73,505,036		$48,475,727
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.44%	1.38%	1.42%		1.47%		1.52%
Expenses, net of reimbursements and/or recoupments	1.44%	1.38%	1.42%		1.45	%E	1.52	%E
Net investment income, before expense reimbursements and/or recoupments	8.38%	7.50%	6.77%		8.77%		8.57%
Net investment income, net of reimbursements and/or recoupments	8.38%	7.50%	6.77%		8.79%		8.57%
Portfolio turnover rate	42%	39%	54%		39%		21%

A	On October 1, 2018, abrdn Investments Limited (f/k/a. Aberdeen Asset Managers Limited) began managing a portion of the assets of the American Beacon Developing World Income Fund.
B	Tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E

Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 1.44% and 1.50% for the year ended 2020 and 2019, respectively.

See accompanying notes

American Beacon Developing World Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended January 31,
	2023	2022	2021		2020		2019A

Net asset value, beginning of period	$8.15	$8.34	$8.83		$8.65		$9.62

Income (loss) from investment operations:
Net investment income	0.66	0.61	0.54		0.72		0.75
Net gains (losses) on investments (both realized and unrealized)	(1.30)	(0.17)	(0.45)		0.18		(0.98)

Total income (loss) from investment operations	(0.64)	0.44	0.09		0.90		(0.23)

Less distributions:
Dividends from net investment income	(0.43)	(0.63)	(0.25)		(0.70)		(0.74)
Distributions from net realized gains	–	–	–		–		–
Tax return of capital	(0.16)	–	(0.33	)B	(0.02	)B	–

Total distributions	(0.59)	(0.63)	(0.58)		(0.72)		(0.74)

Redemption fees added to beneficial interestsC	-	–	–		–		–

Net asset value, end of period	$6.92	$8.15	$8.34		$8.83		$8.65

Total returnD	(7.67)%	5.32%	1.50%		10.89%		(2.31)%

Ratios and supplemental data:
Net assets, end of period	$2,574,241	$5,855,674	$4,657,416		$4,275,426		$3,200,206
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.41%	1.36%	1.55%		1.49%		1.53%
Expenses, net of reimbursements and/or recoupments	1.41%	1.36%	1.55%		1.41	%E	1.71	%E
Net investment income, before expense reimbursements and/or recoupments	8.28%	7.62%	6.65%		8.53%		8.49%
Net investment income, net of reimbursements and/or recoupments	8.28%	7.62%	6.65%		8.61%		8.30%
Portfolio turnover rate	42%	39%	54%		39%		21%

A	On October 1, 2018, abrdn Investments Limited (f/k/a. Aberdeen Asset Managers Limited) began managing a portion of the assets of the American Beacon Developing World Income Fund.
B	Tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E

Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 1.40% and 1.69% for the year ended 2020 and 2019, respectively.

See accompanying notes

American Beacon Developing World Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended January 31,
	2023	2022	2021		2020		2019A

Net asset value, beginning of period	$8.11	$8.30	$8.79		$8.64		$9.58

Income (loss) from investment operations:
Net investment income	0.54	0.56	0.49		0.68		0.68
Net gains (losses) on investments (both realized and unrealized)	(1.24)	(0.18)	(0.45)		0.14		(0.95)

Total income (loss) from investment operations	(0.70)	0.38	0.04		0.82		(0.27)

Less distributions:
Dividends from net investment income	(0.38)	(0.57)	(0.24)		(0.65)		(0.67)
Distributions from net realized gains	–	–	–		–		–
Tax return of capital	(0.15)	–	(0.29	)B	(0.02	)B	–

Total distributions	(0.53)	(0.57)	(0.53)		(0.67)		(0.67)

Redemption fees added to beneficial interestsC	-	–	–		–		–

Net asset value, end of period	$6.88	$8.11	$8.30		$8.79		$8.64

Total returnD	(8.41)%	4.58%	0.83%		9.94%		(2.74)%

Ratios and supplemental data:
Net assets, end of period	$7,880,681	$9,775,702	$10,651,100		$12,599,753		$10,283,443
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.18%	2.12%	2.14%		2.18%		2.28%
Expenses, net of reimbursements and/or recoupments	2.18%	2.12%	2.14%		2.19	%E	2.33	%E
Net investment income, before expense reimbursements and/or recoupments	7.69%	6.75%	6.09%		7.96%		7.79%
Net investment income, net of reimbursements and/or recoupments	7.69%	6.75%	6.09%		7.95%		7.75%
Portfolio turnover rate	42%	39%	54%		39%		21%

A	On October 1, 2018, abrdn Investments Limited (f/k/a. Aberdeen Asset Managers Limited) began managing a portion of the assets of the American Beacon Developing World Income Fund.
B	Tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E

Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 2.17% and 2.30% for the year ended 2020 and 2019, respectively.

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended January 31,			September 10, 2020A to January 31,

	2023	2022		2021

Net asset value, beginning of period	$9.69	$10.04		$10.00

Income (loss) from investment operations:
Net investment income	0.25	0.18		0.06
Net gains (losses) on investments (both realized and unrealized)	(1.06)	(0.32)		0.05

Total income (loss) from investment operations	(0.81)	(0.14)		0.11

Less distributions:
Dividends from net investment income	(0.26)	(0.21)		(0.06)
Distributions from net realized gains	–	–		(0.01)

Total distributions	(0.26)	(0.21)		(0.07)

Net asset value, end of period	$8.62	$9.69		$10.04

Total returnB	(8.31)%	(1.43)%		1.12	%C

Ratios and supplemental data:
Net assets, end of period	$86,168	$96,859		$100,422
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	3.42%	6.02	%E	15.81	%D E
Expenses, net of reimbursements and/or recoupments	0.53%	0.53%		0.53	%D
Net investment income (loss), before expense reimbursements and/or recoupments	(0.08)%	(3.68	)%E	(13.85	)%D E
Net investment income, net of reimbursements and/or recoupments	2.81%	1.81%		1.43	%D
Portfolio turnover rate	114%	127%		103	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended January 31,			September 10, 2020A to January 31,
	2023	2022		2021

Net asset value, beginning of period	$9.69	$10.04		$10.00

Income (loss) from investment operations:
Net investment income	0.24	0.15		0.05
Net gains (losses) on investments (both realized and unrealized)	(1.07)	(0.32)		0.05

Total income (loss) from investment operations	(0.83)	(0.17)		0.10

Less distributions:
Dividends from net investment income	(0.24)	(0.18)		(0.05)
Distributions from net realized gains	–	–		(0.01)

Total distributions	(0.24)	(0.18)		(0.06)

Net asset value, end of period	$8.62	$9.69		$10.04

Total returnB	(8.54)%	(1.68)%		1.02	%C

Ratios and supplemental data:
Net assets, end of period	$111,692	$96,859		$100,424
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	3.69%	6.29	%E	16.22	%D E
Expenses, net of reimbursements and/or recoupments	0.78%	0.78%		0.78	%D
Net investment income (loss), before expense reimbursements and/or recoupments	(0.32)%	(3.95	)%E	(14.26	)%D E
Net investment income, net of reimbursements and/or recoupments	2.59%	1.56%		1.18	%D
Portfolio turnover rate	114%	127%		103	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended January 31,			September 10, 2020A to January 31,
	2023	2022		2021

Net asset value, beginning of period	$9.69	$10.04		$10.00

Income (loss) from investment operations:
Net investment income	0.18	0.08		0.02
Net gains (losses) on investments (both realized and unrealized)	(1.07)	(0.32)		0.05

Total income (loss) from investment operations	(0.89)	(0.24)		0.07

Less distributions:
Dividends from net investment income	(0.18)	(0.11)		(0.02)
Distributions from net realized gains	–	–		(0.01)

Total distributions	(0.18)	(0.11)		(0.03)

Net asset value, end of period	$8.62	$9.69		$10.04

Total returnB	(9.22)%	(2.41)%		0.72	%C

Ratios and supplemental data:
Net assets, end of period	$125,459	$96,860		$100,424
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	4.46%	7.05	%E	16.93	%D E
Expenses, net of reimbursements and/or recoupments	1.53%	1.53%		1.53	%D
Net investment income (loss), before expense reimbursements and/or recoupments	(1.10)%	(4.71	)%E	(14.97	)%D E
Net investment income, net of reimbursements and/or recoupments	1.83%	0.81%		0.43	%D
Portfolio turnover rate	114%	127%		103	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended January 31,			September 10, 2020A to January 31,
	2023	2022		2021

Net asset value, beginning of period	$9.69	$10.04		$10.00

Income from investment operations:
Net investment (loss) income	0.26	0.19		0.06
Net gains (losses) on investments (both realized and unrealized)	(1.06)	(0.32)		0.06

Total income (loss) from investment operations	(0.80)	(0.13)		0.12

Less distributions:
Dividends from net investment income	(0.27)	(0.22)		(0.07)
Distributions from net realized gains	–	–		(0.01)

Total distributions	(0.27)	(0.22)		(0.08)

Net asset value, end of period	$8.62	$9.69		$10.04

Total returnB	(8.22)%	(1.33)%		1.16	%C

Ratios and supplemental data:
Net assets, end of period	$6,154,067	$5,646,506		$5,319,574
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	3.43%	5.10	%E	10.98	%D E
Expenses, net of reimbursements and/or recoupments	0.43%	0.43%		0.43	%D
Net investment (loss), before expense reimbursements and/or recoupments	(0.07)%	(2.76	)%E	(9.01	)%D E
Net investment income, net of reimbursements and/or recoupments	2.93%	1.91%		1.54	%D
Portfolio turnover rate	114%	127%		103	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon FundsSM

Federal Tax Information

January 31, 2023 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended January 31, 2023. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2022.

The Funds designated the following items with regard to distributions paid during the fiscal year ended January 31, 2023. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Developing World Income	N/A
NIS Core Plus Bond	N/A

Qualified Dividend Income:

Developing World Income	N/A
NIS Core Plus Bond	N/A

Long-Term Capital Gain Distributions:

Developing World Income	$0
NIS Core Plus Bond	0

Short-Term Capital Gain Distributions:

Developing World Income	$0
NIS Core Plus Bond	0

Return of Capital Distributions:

Developing World Income	$9,469,419
NIS Core Plus Bond	0

Shareholders will receive notification in January 2024 of the applicable tax information necessary to prepare their 2023 income tax returns.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (68)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (53)	Trustee since 2015	Chief Financial Officer (2022-Present), The Conrad Prebys Foundation; President, SJVIIF, LLC, Impact Investment Fund (2018-2022); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-2022); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-2022); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (60)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (64)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (62)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-2021); Chair, (2019-Present), Vice Chair (2018), Trustee (2004-Present), American Beacon Select Funds; Chair (2019-Present), Vice Chair (2018), Trustee (2017-Present), American Beacon Institutional Funds Trust; Chair (2019-2021), Vice Chair (2018), Trustee (2018-2021), American Beacon Sound Point Enhanced Income Fund (2018–2021); Chair (2019-2021), Vice Chair (2018), Trustee (2018-2021), American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (65)	Trustee since 2018	Independent Director, Blue Owl Capital, Inc. (2021-Present); Partner, KPMG LLP (1990–2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (61)	Trustee since 2018	Director, JLL Income Property Trust (2022-Present); CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (59)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present, President since 2009); Member, External Diversity Council of the Federal Reserve Bank of Boston (2021-Present); Member, Federal Reserve Bank of Boston CEO Roundtable (2021-Present); Board Advisor, United States Tennis Association (2021-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

OFFICERS	Term
One Year

Jeffrey K. Ringdahl (47)	President since 2022 Vice President (2010-2022)	Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2010-2022), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present); Chief Operating Officer (2018-2022), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director (2017-Present), President & Chief Executive Officer (2022-Present), Executive Vice President (2017-2022), Resolute Investment Distributors, Inc.; Director (2017-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2018-2022), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; President (2022-Present), Senior Vice President (2017-2022), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, L.L.C.; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & Chief Operating Officer, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director and Executive Vice President, Continuous Capital, LLC (2018-2022); Director, RSW Investments Holdings LLC (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), President (2022-Present), Vice President (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director (2018-Present), President (2022-Present), (Vice President (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; President (2022-Present); Vice President (2010-2022), American Beacon Select Funds; President (2022-Present), Vice President (2017-2022), American Beacon Institutional Funds Trust; Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Rosemary K. Behan (63)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-2022); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Gregory J. Stumm (41)	VP since 2022	Senior Vice President, American Beacon Advisors, Inc. (2022-Present); Senior Vice President, Resolute Investment Managers, Inc. (2022-Present); Director and Senior Vice President, Resolute Investment Distributors, Inc. (2022-Present); Senior Vice President, Resolute Investment Services, Inc. (2022-Present); Vice President, American Beacon Select Funds (2022-Present); Vice President, American Beacon Institutional Funds Trust (2022-Present).

Paul B. Cavazos (53)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (52)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Melinda G. Heika (61)	VP since 2021	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Managers, Inc.; Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO (2017-Present), Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, L.L.C. (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-2022); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), Vice President (2022-Present) and Treasurer (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President (2022-Present), and Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer and Treasurer (2010-2021); American Beacon Funds; Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Terri L. McKinney (59)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-2021), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-2022); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Samuel J. Silver (59)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Christina E. Sears (51)	Chief Compliance Officer since 2004	Chief Compliance Officer (2004-Present), Vice President (2019-Present); American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President (2016-2020), Alpha Quant Advisors, LLC ; Chief Compliance Officer (2018-2019), Vice President (2018-2022), Continuous Capital, LLC; Assistant Secretary, American Beacon Funds (1999-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (66)	Principal Accounting Officer and Treasurer since 2021	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Vice President, Fund and Tax Reporting (2023-Present), Director, Fund and Tax Reporting (2011-2023), Resolute Investment Services, Inc.; Assistant Treasurer, American Private Equity Management, L.L.C. (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Treasurer (2022-Present), Assistant Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Assistant Treasurer, American Beacon Funds (2011-2021); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (53)	Assistant Treasurer since 2021	Fund Tax Manager (2020-Present), Manager, Tax (2014-2020), Resolute Investment Services, Inc.; Assistant Treasurer American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (48)	Assistant Secretary since 2008	Corporate Governance Manager (2023-Present), Senior Corporate Governance & Regulatory Specialist (2020-2023), Corporate Governance & Regulatory Specialist (2017-2020), Resolute Investment Services, Inc.; Assistant Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rebecca L. Harris (56)	Vice President since 2022	Senior Vice President (2021-Present), Vice President (2011-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President (2018-Present), Director (2022) Continuous Capital, LLC; Director, National Investment Services of American, LLC (2022-Present); Director, RSW Investments Holdings LLC (2022-Present); Director Shapiro Capital Management LLC (2022-Present); Director, SSI Investment Management LLC (2022-Present); Assistant Secretary, American Beacon Funds (2010-2022); Vice President (2022-Present), Assistant Secretary (2010-2022), American Beacon Select Funds; Vice President (2022-Present), Assistant Secretary (2017-2022), American Beacon Institutional Funds Trust; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Teresa A. Oxford (64)	Assistant Secretary since 2015	Assistant Secretary and Associate General Counsel, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary and Associate General Counsel, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-2022); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (38)	Assistant Secretary since 2021	Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), American Beacon Advisors, Inc.; Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), Resolute Investment Managers, Inc.; Assistant Secretary (2022–Present) and Associate General Counsel, (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), Second Vice President (2015-2018), The Northern Trust Company; Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

American Beacon FundsSM

Privacy Policy

January 31, 2023 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT SS&C GIDS Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Developing World Income Fund and American Beacon NIS Core Plus Bond Fund are service marks of American Beacon Advisors, Inc.

AR 01/23

ITEM 2.	CODE OF ETHICS.

The registrant adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer and principal financial officer. The registrant amended its code July 6, 2021 to remove two terminated investment companies and update the Principal Financial Officer. The registrant has not granted any waivers from the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees of the Trust has determined that Claudia Holz, a member of the Trust’s Audit and Compliance Committee, is the “audit committee financial expert” as defined in Form N-CSR. Ms. Claudia Holz is considered “independent” as defined in Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refer to all other fees category would consist of service related to internal control reviews, strategy, and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees, and all other fees by the principal accountant.

(a)

Audit Fees	Fiscal Year Ended
$180,036	1/31/2022
$139,800	1/31/2023

(b)

Audit Related Fees	Fiscal Year Ended
$0	1/31/2022
$0	1/31/2023

(c)

Tax Fees (1)	Fiscal Year Ended
$46,193	1/31/2022
$18,425	1/31/2023

(d)

All Other Fees	Fiscal Year Ended
$0	1/31/2022
$0	1/31/2023

(1)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, tax planning, filing assistance for EU reclaims and PFIC tax services. These fees include international, federal, state, and excise tax reviews.

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the registrant’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)	Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$46,193	$0	N/A	1/31/2022
$18,425	$0	N/A	1/31/2023

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing of this report as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based upon their review, such officers have concluded that the registrant’s disclosure controls and procedures are effective in ensuring that information required to be disclosed in the report is appropriately recorded, processed, summarized and reported and made know to them by others within the registrant and by the registrant’s service provider.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13.	EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications of each principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b), Rule 13a-14(b) or Rule 15d-14(b)) are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Jeffrey K. Ringdahl

Jeffrey K. Ringdahl
President
American Beacon Funds
Date: April 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Jeffrey K. Ringdahl

Jeffrey K. Ringdahl
President
American Beacon Funds
Date: April 5, 2023

By /s/ Sonia L. Bates

Sonia L. Bates
Chief Accounting Officer and Treasurer
American Beacon Funds
Date: April 5, 2023